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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-06312

                             The Lazard Funds, Inc.
               (Exact name of registrant as specified in charter)

                              30 Rockefeller Plaza
                            New York, New York 10112
               (Address of principal executive offices) (Zip code)

                              Nathan A. Paul, Esq.
                           Lazard Asset Management LLC
                              30 Rockefeller Plaza
                            New York, New York 10112
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 632-6000

Date of fiscal year end:      12/31

Date of reporting period:    12/31/04

ITEM 1.  REPORTS TO STOCKHOLDERS.
Lazard Funds

Lazard Funds
Annual Report

D E C E M B E R   3 1,   2 0 0 4

The Lazard Funds.

The views of the Fund‘s management and the portfolio holdings described in this report are as of December 31, 2004; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities.

The Lazard Funds, Inc. Investment Overviews

A Message From Lazard

Looking back over 2004, earnings growth in global stocks was offset by reactions to rising interest rates and oil prices. In the U.S., small and mid cap stocks outperformed large caps, posting six consecutive years of strong performance by year end. After some significant month-to-month volatility, the bond markets ended the year with longer maturity yields, almost where they started the year. By year-end 2004, the S&P 500® Index climbed 10.9%, the Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index gained 20.2%, the MSCI Emerging Markets (EM®) Index rose 25.5%, the Russell Midcap® Index and the Russell 2000® Index were up 20.2% and 18.3%, respectively, and the Lehman Aggregate Bond Index rose by 4.3% .

As 2004 progressed, the low quality rally of 2003 and, to a lesser extent, of the first quarter of 2004 (during which the least profitable and most leveraged companies outperformed), began to give way to an increased focus on fundamentals. Historical data shows that, at economic turning points, low quality companies attract investors. However, investor focus usually returns to fundamentals—those companies that generate a sustainable return on their capital. Over the course of 2004, the global markets moved towards these fundamentally solid, attractively priced companies as the reality of a tighter monetary policy dampened investors’ tolerances for risk.

Continuing the global rally in stocks that began in the last quarter of 2003, the world equity markets grew in the first quarter, before fading in late March. The global bond market continued to trade in a range and, for the most part, yields moved to lower levels, reversing gains made in the last quarter of 2003. Emerging markets equities continued to rise, as did small cap stocks.

As the U.S. Federal Reserve began raising short-term interest rates, the second quarter saw global stocks fall, rebounding late in the quarter, and ending roughly flat. For the second quarter, emerging markets experienced significant profit taking, while global interest rates were higher, with most yield curves flattening.

In the volatile third quarter, global stocks declined in reaction to sharply rising oil prices. However, by mid-August they began an upward climb, finishing the quarter with modest losses. Large caps outperformed small caps, and emerging markets equities logged in strong returns. Speculation over the pace of the Federal Reserve’s tightening resulted in a marked drop in yields, flatter yield curves, and tighter credit spreads.

Global stocks ended the fourth quarter with their best quarterly performance of the year. Emerging markets equities rallied strongly. As the U.S. economy weathered the Fed’s tightening and rising oil costs, U.S. interest rates rose, most sharply in the shorter maturities. Small caps outperformed large caps in the fourth quarter.

Looking ahead, we are optimistic about the equity markets in 2005, as steady growth in the world’s economies should enable companies to grow revenues and reinvest in their businesses. We think the performance of large cap stocks may improve since the relative valuation of large caps versus small caps is very attractive, based on historical norms. Although constructive over the medium- and long-term, we note that the emerging markets asset class is no longer extraordinarily inexpensive. From a U.S. fixed income perspective, we believe that the fundamentals of the recovery have reasserted themselves to the extent that the outlook for economic growth can no longer be seen as “fragile”.

Regardless of trends affecting the global markets, we believe that building a diverse portfolio of various asset and investment classes and maintaining a long-term focus is the most advantageous approach for investors who are seeking to reach their investment goals. We seek to invest in companies with a proven track record of generating returns in a variety of economic environments. These financially productive businesses are expected to sustain productivity regardless of market cycles or macroeconomic issues within the countries where they are domiciled.

The following Investment Overviews are intended to provide you with annual reviews of the current market environment and insights on the Portfolios and their recent performance.

Equity Markets Overview

Global stocks spent most of 2004 in a trading range, as strong earnings growth was offset by concerns over rising interest rates, rising oil prices, and the sustainability of a global economic rebound. The

The Lazard Funds, Inc. Investment Overviews (continued)

sharp rally that began in the fourth quarter of 2003 persisted through the early part of 2004 before stocks lost ground in the first quarter. The slow rate of job creation in the U.S. (and its implications for the sustainability of consumer spending) weighed on stocks, as did heightened terrorism concerns in the wake of the Madrid train bombing. Global stocks fell during the early part of the second quarter of 2004, based on concerns regarding rising inflation and tightening monetary policy in the U.S. Stronger economic data and signs of a resurgence in inflation led investors to expect that the U.S. Federal Reserve would raise interest rates sooner than anticipated, which weighed on stocks. Moreover, Chinese authorities announced measures aimed at curbing excessive investment, which had the effect of increasing investors’ perception of risk. This was felt particularly strongly in the emerging markets.

Global stocks reached their lows for the year in August, based on concerns that sharply rising oil prices would hurt corporate earnings and, potentially, reverse the global economic recovery. Concerns over potential terrorist attacks at the Olympics and the U.S. political conventions also weighed on stocks. Even as oil prices stayed stubbornly high, stocks began to rally in mid-August and, in a November post-election rally, finally broke out of the trading range they had been mired in throughout 2004. The definitive outcome of the U.S. election cheered investors who feared a disputed result, as in 2000, and a decline in oil prices further fueled the rally.

Global stocks ended the year with a return of nearly 15%, although a significant portion of the advance resulted from the dollar’s decline against currencies such as the euro and the Japanese yen. Energy stocks were strong during the year, as oil prices rose sharply. In contrast, technology stocks lagged, as corporate spending on IT products hasn't significantly rebounded. Utilities benefited from investor demand for dividend yield, since most fixed income securities offered yields that were very low relative to historical norms. However, yield support did not help health care stocks, which were hurt due to concerns over drug safety following Merck's high profile recall of Vioxx. In addition, several major pharmaceutical companies face uncertainty in the wake of pending legal suits from increasingly aggressive generic drug manufacturers. These lawsuits threaten to overturn highly profitable patents for some of their most important drugs. On a regional basis, European markets generally outperformed, helped by the rising euro, while the Japanese market lagged on concerns over the sustainability of the economic rebound.

For the year, emerging markets rose by over 25%, and the vast majority of countries recorded an increase. The asset class has now sustained its first two-year period of consecutive positive returns since 1993 and 1994, which is attracting further interest from global investors. Although the discounted valuations and positive outlook encourage us to remain constructive over the medium- and long-term, it is worth noting that the emerging markets asset class is no longer extraordinarily inexpensive. Small caps also continued to outperform large caps in 2004, as they have for nearly five years. As with the emerging markets, valuations are no longer as compelling as they were before the period of outperformance, but calling turning points in the cap cycle is notoriously difficult.

Fixed-Income Markets Overview

After the month-to-month volatility ironed itself out, the year ended with longer maturity yields pretty much where they started. Moving down the maturity scale from 10 years to 3 months, however, the increase in yield grew. This “flattening of the yield curve,” a dominant theme for the second half of 2004 and for the year as a whole, reflects a market confidence that the U.S. Federal Reserve will tighten policy along its well advertised path. This confidence comes from evidence that the expansion has endured the surge in energy prices, reduced fiscal stimulus, a less accommodative monetary policy, and dollar weakness. As for what to expect from the Fed, the central bank has been particularly transparent in signaling to the market its intention for removing accommodation and its pace for doing so. While the yield curve shift followed the traditional business cycle script once the Fed began to raise the Fed funds rate, the level of yields is somewhat perplexing, at first glance.

Given current and expected inflation, and downward pressure on the dollar, yield on the 10-year Treasury should be higher than its current 4.20% level. Market participants seemed to agree to this proposition during the second quarter, when the economic expansion showed traction and the yield on the 10-year was sub-

The Lazard Funds, Inc. Investment Overviews (continued)

sequently pushed from 3.68% to 4.85%. By mid-September, the yield was back down below 4%. Since then, rates edged higher but now seem well contained in a 4.15 –4.25% trading range. This range will likely not persist, nor is it likely that future events will keep the Fed on the middling path priced into the market.

An analysis of the sources and uses of investment capital in the U.S. reveals why rates seem to be moving opposite to what the fundamentals suggest—growth has not generated an expansion of credit demands sufficient to cause interest rates to rise. It is useful to remember that interest rates are a price like any other and that its level reflects the supply and demand for the product. In this case, the product is money or, more to the point, credit.

While the demand for credit hasn’t grown enough, the supply of available funds for loans is expanding at least as rapidly as the economy. The surplus funds, be it from Asian central banks needing to recycle U.S. dollars or U.S. commercial banks facing tepid loan demand, continue to flow into the market, holding down yields and compressing spreads between Treasurys and products such as corporate debt and mortgage pass-throughs. As a consequence, renewed acceleration in economic growth, inflation scares, and dollar depreciation have had the expected negative impact on the bond market at first, but the impact reverses as the fund flow is sustained.

The fundamentals of the recovery have asserted themselves to the extent that suggest higher rates, and we tend to side with the longer-term fundamentals. Market interest rates, however, trade in a narrow range that appears low relative to growth and inflation prospects. Until there is at least a hint of a resolution of this tug of war between flows and fundamentals, the only reasonable expectation for the bond market is more of the same.

Lazard Equity Portfolio

For the year ended December 31, 2004, Lazard Equity Portfolio’s Institutional Shares posted a total return of 12.49%, while Open Shares posted a total return of 12.09%, as compared with the 10.88% return of the S&P 500 Index.

U.S. stocks spent most of 2004 in a trading range, as strong earnings growth was offset by concerns over rising interest rates and the sustainability of a global economic rebound. However, a rally following the outcome of the U.S. presidential election drove equities to modest gains for the year. Energy stocks were strong, as oil prices rose sharply, and technology stocks lagged, as corporate spending on IT products has yet to significantly rebound.

During 2004, the Portfolio benefited from stock selection in health care by avoiding some of the many large stocks in the sector that experienced weakness due to drug safety issues and patent expirations. The Portfolio also benefited from stock selection and an overweight position in energy. Conversely, stock selection in materials hurt performance as more economically-sensitive stocks outperformed during the year.

While small and mid cap stocks continued to outperform in 2004, we are confident that the relative performance of large caps will improve.

Lazard Mid Cap Portfolio

For the year ended December 31, 2004, Lazard Mid Cap Portfolio’s Institutional Shares posted a total return of 24.97%, while Open Shares posted a total return of 24.59%, as compared with the 20.22% return of the Russell Midcap Index.

U.S. stocks spent most of 2004 in a trading range, as strong earnings growth was offset by concerns over rising interest rates and the sustainability of a global economic rebound. However, a rally following the U.S. presidential election drove equities to modest gains for the year. Mid cap stocks handily outperformed large caps and slightly outperformed small caps during 2004.

The Portfolio benefited from stock selection in consumer discretionary. Mandalay Resort Group's stock rose considerably after MGM Mirage announced its takeover bid for Mandalay. Stock selection in health care also helped performance, as VISX Inc. rose dramatically after the announcement that Advanced Medical Optics would acquire it at a premium. Conversely, the Portfolio was hurt by an underweight position in utilities, as this defensive sector outperformed during the year.

While the mid cap market has now outperformed the large cap market for the past few years, relative valuations are still only near average historical levels and, thus, we believe that we may continue to see mid caps perform admirably over the course of 2005. Despite the quick market rally of the third and

The Lazard Funds, Inc. Investment Overviews (continued)

fourth quarters of 2004, earnings growth expectations for 2005 look reasonable as the domestic economy continues to expand and absolute valuations, while not at the significant discount of the past few years, are well within historical norms. We believe that the pickup in merger and acquisition activity experienced in 2004 should continue to be a positive backdrop for mid cap performance in 2005.

Lazard Small Cap Portfolio

For the year ended December 31, 2004, Lazard Small Cap Portfolio’s Institutional Shares posted a total return of 15.28%, while Open Shares posted a total return of 14.90%, as compared with the 18.33% return of the Russell 2000 Index.

The Portfolio underperformed the Index by more than 300 basis points (“bps”), with sector attribution acting as a small positive. The Portfolio benefited from stock selection in health care and technology. In health care, Neighborcare Inc., a distributor of drugs to alternative care settings and Inveresk Research, a provider of clinical research services to the pharmaceutical industry, both received takeover offers at substantial premiums from industry competitors. In the technology sector, DRS Technologies, a provider of electronics to the defense industry, continued to post strong earnings gains, and received an indication of acquisition interest from industry competitor, L3 Communications.

In financial services, results were negatively impacted by our holdings in eSpeed, Inc. and Knight Trading Group. Both companies offer trade execution services for the fixed income and equity marketplace, and were adversely affected by declining trading volumes following the strong market rally of 2003 and early 2004. Additionally, eSpeed faced increased pricing pressure from one of its competitors.

Materials/processing results were hurt by our focus away from the commodity producers of chemicals, metals, and precious metals. Producers of commodity goods continued to benefit from strong global demand, especially from China, and years of under-investment in production infrastructure. We continue our underweight position in this sector, although we have found select names, such as Chicago Bridge & Iron, which we believe may continue to benefit from infrastructure-related builds.

In consumer discretionary, our holding in Leapfrog Enterprises, a leading supplier of educational toys to the K–6th grade marketplace, declined due to disappointing sales of its products and continued logistical missteps. Additionally, Alliance Gaming, a manufacturer of gaming systems for casinos, also declined as sales of existing products slowed and the company increased investment spending on its next generation products.

While the small cap market has currently outperformed the large cap market for the past six years, relative valuations are still only near average historical levels and, thus, we believe that we may continue to see small caps perform admirably over the course of 2005. Despite the quick market rally of the second half of 2004, earnings growth expectations for 2005 look reasonable as the domestic economy continues to expand and absolute valuations, while not at the significant discount of a few years past, are well within historical norms. We believe that the pickup in merger and acquisitions activity that was seen in 2004 should continue to be a positive backdrop for small cap performance in 2005.

Lazard International Equity Portfolio

For the year ended December 31, 2004, Lazard International Equity Portfolio’s Institutional Shares posted a total return of 16.01%, while Open Shares posted a total return of 15.64%, as compared with the 20.25% return of the MSCI EAFE Index.

International stocks spent most of 2004 in a trading range, as strong earnings growth was offset by concerns over rising interest rates, rising oil prices, and the sustainability of the global economic rebound. However, stocks ended 2004 with their best quarterly performance of the year as oil prices crested, easing concerns that higher energy costs would restrain earnings and economic growth. The rally started right after the U.S. presidential election, as uncertainty over the election’s outcome was lifted. Energy stocks were strong during the year, since oil prices rose sharply and utilities also performed well as investors sought out yield in a low interest rate environment. In contrast, technology stocks lagged as corporate spending on IT products has yet to significantly rebound. Health care stocks were hurt by the concerns over drug safety following Merck’s high profile recall of Vioxx. On a regional basis, European markets generally outperformed, helped by the rising euro, while the Japanese

The Lazard Funds, Inc. Investment Overviews (continued)

market lagged the broad index on concerns over the sustainability of the economic rebound.

During 2004, stock selection in health care helped the Portfolio by avoiding problem stocks like AstraZeneca, as well as from gains in Schering, which rose due to ongoing restructuring and the recent approval of its birth control pill. Also, Aventis gained based on expectations of revenue and cost synergies from the since completed acquisition by Sanofi-Synthelabo. Conversely, stock selection in financials hurt performance when reinsurers Swiss Re and Munich Re were hurt by the rash of hurricanes hitting Florida. However, while the hurricanes cause near-term costs as payments are made to their reinsurance clients, the longer-term outlook for these companies’ earnings is positive, since the upfront costs to the industry remove capacity and improve pricing discipline going forward. Stock selection in consumer discretionary also detracted from returns, as Nissan declined due to concerns regarding the steel shortage caused by the increased demand for the metal in China. However, the company stated that the shortage should have a relatively small impact on sales in the U.S., its biggest market.

For 2004 overall, the Portfolio was hurt by its overweight position in large cap stocks, while small and mid cap stocks continued to outperform. However, we are confident that the performance of large caps will improve, since their relative valuation versus small caps is very attractive, based on historical norms.

Lazard International Equity Select Portfolio

For the year ended December 31, 2004, Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 16.45%, while Open Shares posted a total return of 16.17%, as compared with the 20.25% return of the MSCI EAFE Index.

During 2004, the Portfolio benefited from stock selection in health care by avoiding the many large cap pharmaceuticals that suffered sharp declines due to concerns regarding drug safety or competitive pressures from generic drugs. Stock selection in consumer discretionary also contributed positively to performance, as Richemont, a Swiss luxury goods holding benefited from restructuring efforts, as well as strong holiday demand for luxury goods. The Portfolio was hurt by a low exposure to the utility sector, which performed well as investors sought out yield. Stock selection in financials hurt the Portfolio due to weakness in Nomura, a Japanese brokerage holding which is facing intensified competition from large banks and on-line brokers. However, we believe that this holding has a dominant competitive position and that its valuation is at the low end of the historical range.

Lazard International Small Cap Portfolio

For the year ended December 31, 2004, Lazard International Small Cap Portfolio’s Institutional Shares posted a total return of 32.28%, while Open Shares posted a total return of 32.04%, as compared with the 30.78% return of the MSCI EAFE Small Cap Index.

After an extremely robust 2003, 2004 proved to be another strong year for international small cap companies. Since the beginning of 2003, the Index has doubled, when measured in U.S. dollars, and has substantially outperformed its large cap peers.

2004 started off extremely strong, as measures that many companies took in previous years started to bear fruit. Companies were also facing easier comparisons with the previous year, when business slowed due to the Iraqi conflict. The second and third quarters of 2004 were choppier as a number of global drivers clashed. On the positive side, growth seemed to be returning in Europe while Japan and the United States were continuing their growth. On the negative side, rising commodity prices (most notably oil), rising interest rates, and a slowdown in Chinese consumption all hampered earnings growth. Stocks picked up again in the fourth quarter after the U.S. Presidential election. This was also accompanied by a decline in the U.S. dollar, as investors feared a rising U.S. deficit. This is one of the major trends we may be following in 2005.

Despite the very strong performance of the Index, the Portfolio outperformed the Index by more than 120 bps in 2004. Stock selection was the driving factor of performance and was not limited to a specific geography. Australasia was the one region where the Portfolio had negative stock selection attribution. In terms of sectors, stock selection in energy proved to be a detractor, as our investments were unable to keep up with the best performing sector in the Index. However, our overweight position in energy helped us temper the stock selection impact. Technology, the worst performing sector in the Index, was a major driver of relative outperformance as both our underweight position and stock selection helped the Portfolio.

The Lazard Funds, Inc. Investment Overviews (continued)

We believe that the high financial returns and inexpensive valuations of companies within the Portfolio may enable us to benefit in 2005, regardless of market direction.

Lazard Emerging Markets Portfolio

For the year ended December 31, 2004, Lazard Emerging Markets Portfolio’s Institutional Shares posted a total return of 30.79%, while Open Shares posted a total return of 30.43%, as compared with the 25.55% return of the MSCI EM Index.

Over the past twelve months, the emerging markets asset class has witnessed a wide swing in investor sentiment and returns. The asset class rose despite government elections in Taiwan (which included an assassination attempt), India, Indonesia and the Philip-pines, a new Prime Minister and cabinet in Russia, election protests in the Ukraine, a new government in Egypt, and impeachment proceedings in South Korea. In addition, the market had to overcome fears of a Chinese hard landing, the death of Yasser Arafat, and the devastating Tsunami in Southeast Asia. Yet with all of these events, the Index finished the year up by more than 25%.

The Portfolio benefited from good stock selection in energy, consumer discretionary, industrials, materials, and Brazil. Our underweight position in information technology and overweight positions in Hungary, Indonesia, Egypt, Brazil, and telecommunications also added value. Strong share performance was exhibited in Caemi and CVRD (both Brazilian) based on increased iron demand as well as future price hikes; ABSA Group (South Africa), after Barclay's Bank made an offer for the company; and Steinhoff International and Edgars (both South African) as domestic demand for retail products has increased as interest rates decline.

Conversely, poor stock selection in health care and consumer staples, and in Hungary, subtracted value. Additional detractors included: share price declines in Delta Electronics (Thailand), as a previous acquisition has continued to have problems integrating; Harmony Gold (South Africa), which declined after making a hostile bid for Gold Fields; and Pliva (Croatia), which has witnessed increased competition and eroding profits in its core pharmaceutical generics business.

In the first quarter of 2004, the Index rose by more than 9.5% . By region, Eastern European stocks generated a particularly robust return, with especially impressive performance from Russian, Hungarian, and Czech stocks. In both Asia and Latin America, the results were decent, although less dramatic. Positive individual country performances were generated in South Korea, as well as in Malaysia, Colombia, Venezuela, and Mexico. In Taiwan, the market rose despite the bizarre assassination attempt. Only a few countries, including Brazil, India, Thailand, and China, exhibited profit taking.

In response to warnings by U.S. Federal Reserve Chairman, Alan Greenspan, over the likelihood of a new, somewhat inflationary environment, and the probability of interest rates rises, emerging markets equities experienced significant profit taking in the second quarter. Moreover, Chinese authorities announced measures aimed at curbing excessive investment, which had the effect of increasing investors’ perception of risk. After having risen almost 10% in the first quarter, the Index fell by over 10% in the second quarter. All regional markets experienced sizeable corrections, the largest ones occurring in Eastern Europe and Asia. Economically sensitive sectors, such as energy, materials, consumer discretionary, and information technology, fared poorly. Defensive sectors, such as health care and consumer staples, performed relatively well. The U.S. dollar also rallied strongly after a sustained period of weakness.

Emerging markets experienced a strong third quarter after a turbulent second quarter. Eastern European and, especially, Latin American equities led the way with significantly better performance than Asian shares. The quarter began with weak share price performance and investor caution based on several issues, including higher crude oil prices, threats of terrorism, uncertainty over the outcome of the U.S. election, and the risk of a prolonged slowdown in China. However, emerging markets equities continued to generate gains as investors re-entered commodity stocks, as concern over slowing Chinese growth moderated. The most notable feature of the quarter was record high crude oil prices.

Emerging markets equities rallied strongly during the fourth quarter of 2004, especially in the aftermath of the U.S. presidential election and lower crude oil prices. The Index rose by almost 17%, with especially good performance in Latin America. Asian markets recovered, aided by generally strong currencies and good performance in India and Indonesia. Markets in

The Lazard Funds, Inc. Investment Overviews (continued)

Eastern Europe lagged, although several countries finished with strong gains. South African equities moved sharply higher, aided by the strong rand. All sectors rose, with the most pronounced increases in financial services and telecommunications services. For the year, the vast majority of emerging market countries recorded an increase. The emerging markets asset class has currently sustained its first two-year period of consecutive positive returns since 1993 and 1994, which may be attracting further interest from global investors.

By sector, energy, consumer discretionary, industrials, materials, telecommunications, information technology, and financials outperformed. Conversely, health care and consumer staples underperformed.

Lazard Bond Portfolio

For the year ended December 31, 2004, Lazard Bond Portfolio posted a total return of 1.87%, as compared with the 3.04% return of the Lehman Intermediate Government/Credit Bond® Index.

The management of the Portfolio follows the conservative tenor of its intermediate benchmark. As such, the strategy in the past year was to protect assets from the impact of higher interest rates. This strategy caused the Portfolio to lag in the third quarter, when the fixed income markets rallied, unexpectedly, and reversed the second quarter’s rise in yields, which were more in keeping with the fundamentals of an expanding economy. Adjustments were made so that the Portfolio essentially matched Index performance in the fourth quarter.

The Portfolio’s overall strategy is to provide yield and protect assets against adverse market conditions. As such, we are overweight corporate credit, relative to the benchmark, but have a mix of securities that are more focused on A credits than on BBBs. In the past year, BBBs again outperformed A credits, on an excess-return basis, but to a far lesser degree than in 2003. The impact on Portfolio performance is that the overweight in A credits mitigated this difference in excess returns. Looking forward, we remain with the view that credit is priced to such a narrow spread to Treasurys, that the impact on a negative-market surprise will be much greater than if the markets experience a surprise that is favorable to corporate credit.

In order to maintain yield in the Portfolio, we continue to hold mortgages. The excess returns are comparable to corporates but carry a different risk/reward profile. In sum, mortgages carry only the generic risk of the volatility premium implied in the prepayment option. Corporates carry generic credit risk as well as the specific risk of individual companies. In the year ahead, if the tepid economic environment continues, we would expect to see a number of firms lower their recently improved credit positions to finance mergers and acquisitions. This is yet another prospect that has us more focused on earning excess yield in mortgages rather than corporate debt.

For the broader market strategy, the Portfolio has also been positioned to earn excess returns from a flattening yield curve (longer maturity yields rise less than shorter maturity yields in a rising interest-rate market and fall more than shorter maturities in a falling interest-rate market). The flattening of the curve is typical for this stage of the business cycle, when the Fed has begun to remove monetary accommodation. In the year ahead, we expect the Fed to continue with this policy as the economy continues to expand and, in turn, is in less need of monetary stimulus.

Lazard High Yield Portfolio

For the year ended December 31, 2004, Lazard High Yield Portfolio’s Institutional Shares posted a total return of 9.88%, while Open Shares posted a total return of 9.33%, as compared with the 10.87% return of the Merrill Lynch High Yield Master II® Index.

High Yield outperformed other U.S. fixed income alternatives for all of 2004. In support of the high yield sector, credit fundamentals were positive, technical factors balanced, and credit spreads narrowed throughout the year. For the year, the Portfolio lagged the Index primarily due to its strategic focus on higher credit quality (less CCCs) and modestly shorter duration. Portfolio performance was aided by overweight positions in chemicals and steel, sectors that performed well. Conversely, portfolio performance was hurt by underweight positions in energy and utilities, sectors that materially outperformed.

Again, as has been the case over the past two years, the lowest tier CCC sector outperformed better quality high yield. The CCCs returned 9.5% in the fourth quarter and about 15.6% in 2004, adding approxi-

The Lazard Funds, Inc. Investment Overviews (concluded)

mately 90 bps to the Index return. The lowest tier also had a strong showing in new issues, accounting for 22% of total new issue volume. Such statistics reflect the market’s thirst for yield with little apparent regard for the commensurate risk.

High yield market spreads tightened by over 100 bps for the year. BB spreads tightened 50 bps, compared to CCC tightening about 200 bps. Interestingly, the lower tiers of high yield moved the most and contributed an outsized percentage of Index spread tightening. With the spread between BB and B now below 100 bps, a better quality portfolio is likely to outperform.

We have modestly reduced portfolio duration in order to minimize the Portfolio’s exposure to possible future shocks of stronger economic growth, rising inflation, or a dollar plunge. Given the tighter high yield risk premiums and current low interest rates, a more defensive investment strategy appears sound as we enter 2005. Going forward, upper-tier high yield should continue to provide competitive risk-adjusted returns.

Notes to Investment Overviews:

All returns are for the year ended December 31, 2004 and reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

Past performance is not indicative, nor a guarantee, of future results.

The Lazard Funds, Inc. Performance Overviews

Lazard Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Equity Portfolio and S&P 500® Index*

*	All returns reflect reinvestment of all dividends and distributions, if any.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was February 5, 1997.

The Lazard Funds, Inc. Performance Overviews (continued)

Lazard Mid Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Mid Cap Portfolio and Russell Midcap® Index*

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies by capitalization).

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was November 4, 1997.

The Lazard Funds, Inc. Performance Overviews (continued)

Lazard Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Small Cap Portfolio and Russell 2000® Index*

*	All returns reflect reinvestment of all dividends and distributions, if any.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization).

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was January 30, 1997.

The Lazard Funds, Inc. Performance Overviews (continued)

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Equity Portfolio and Morgan Stanley Capital International (MSCI®)
Europe, Australasia and Far East (EAFE®) Index*

*	All returns reflect reinvestment of all dividends and distributions, if any.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was January 23, 1997.

The Lazard Funds, Inc. Performance Overviews (continued)

Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Equity Select Portfolio and MSCI EAFE Index*

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 31, 2001.

The Lazard Funds, Inc. Performance Overviews (continued)

Lazard International Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Small Cap Portfolio and MSCI EAFE Small Cap Index*

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchange of EAFE Index countries.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was February 13, 1997.

The Lazard Funds, Inc. Performance Overviews (continued)

Lazard Emerging Markets Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Emerging Markets Portfolio and MSCI Emerging Markets (EM®) Index*

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EM Index is comprised of emerging market securities in countries open to non-local investors.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was January 8, 1997.

The Lazard Funds, Inc. Performance Overviews (continued)

Lazard Bond Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Bond Portfolio and Lehman Intermediate Government/Credit Bond® Index*

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Lehman Intermediate Government/Credit Bond Index is comprised of U.S. Government and corporate bonds in the intermediate maturity range calculated by Lehman Brothers.

The Lazard Funds, Inc. Performance Overviews (concluded)

Lazard High Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard High Yield Portfolio and Merrill Lynch High Yield Master II® Index*

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Institutional Shares was January 2, 1998 and for Open Shares was February 24, 1998.

The Lazard Funds, Inc. Information About Your Fund’s Expenses

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period

	7/1/04	12/31/04	7/1/04-12/31/04	7/1/04-12/31/04

Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,077.00	$5.06	0.97%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.26	$4.93	0.97%
Open Shares
Actual	$1,000.00	$1,074.60	$6.83	1.31%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.65	1.31%
Mid Cap Portfolio
Institutional Shares
Actual	$1,000.00	$1,124.40	$5.61	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.33	1.05%
Open Shares
Actual	$1,000.00	$1,122.60	$7.20	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.85	1.35%
Small Cap Portfolio
Institutional Shares
Actual	$1,000.00	$1,084.90	$4.56	0.87%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.76	$4.42	0.87%

The Lazard Funds, Inc. Information About Your Fund’s Expenses (concluded)

Hypothetical Example for Comparison Purposes (concluded)
				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period

	7/1/04	12/31/04	7/1/04-12/31/04	7/1/04-12/31/04

Small Cap Portfolio (continued)
Open Shares
Actual	$1,000.00	$1,083.20	$6.23	1.19%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.15	$6.04	1.19%
International Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,147.00	$4.86	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.61	$4.57	0.90%
Open Shares
Actual	$1,000.00	$1,145.30	$6.36	1.18%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.20	$5.99	1.18%
International Equity Select Portfolio
Institutional Shares
Actual	$1,000.00	$1,142.40	$6.19	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.84	1.15%
Open Shares
Actual	$1,000.00	$1,141.90	$7.81	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.35	1.45%
International Small Cap Portfolio
Institutional Shares
Actual	$1,000.00	$1,162.60	$5.11	0.94%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.41	$4.77	0.94%
Open Shares
Actual	$1,000.00	$1,160.70	$7.33	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.85	1.35%
Emerging Markets Portfolio
Institutional Shares
Actual	$1,000.00	$1,322.60	$7.88	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.85	1.35%
Open Shares
Actual	$1,000.00	$1,321.40	$9.34	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.09	$8.11	1.60%
Bond Portfolio
Institutional Shares
Actual	$1,000.00	$1,024.70	$4.89	0.96%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.31	$4.88	0.96%
High Yield Portfolio
Institutional Shares
Actual	$1,000.00	$1,084.10	$2.88	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.37	$2.80	0.55%
Open Shares
Actual	$1,000.00	$1,080.30	$4.44	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.86	$4.32	0.85%

*Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector and Credit Rating December 31, 2004

Portfolio Holdings Presented by Sector

		Lazard
	Lazard	U.S. Strategic	Lazard	Lazard
	Equity	Equity	Mid Cap	Small Cap
Sector*	Portfolio	Portfolio	Portfolio	Portfolio

Commercial Services	2.9%	—%	8.9%	9.3%
Consumer Discretionary	9.6	—	17.5	9.9
Consumer Durables	—	—	1.9	—
Consumer Staples	7.0	—	4.3	0.5
Energy	8.5	—	5.4	6.3
Financials	23.2	—	16.7	14.9
Health Care	4.7	—	8.7	8.0
Process Industry	4.2	—	6.0	5.4
Producer Manufacturing	6.3	—	4.2	4.1
Technology	6.1	—	9.7	10.5
Telecommunications	3.5	—	1.5	2.3
Transportation	0.9	—	3.7	3.4
Utilities	3.1	—	1.0	1.6
Short-Term Investments	20.0	100.0	10.5	23.8

Total Investments	100.0%	100.0%	100.0%	100.0%

	Lazard	Lazard	Lazard	Lazard
	International	International	International	Emerging
	Equity	Equity Select	Small Cap	Markets
Sector*	Portfolio	Portfolio	Portfolio	Portfolio

Commercial Services	0.8%	—%	8.8%	2.2%
Consumer Discretionary	5.9	4.4	28.9	7.0
Consumer Durables	4.5	—	3.4	2.7
Consumer Staples	7.4	18.8	3.1	10.0
Energy	9.0	11.8	2.5	5.5
Financials	21.0	33.8	21.1	16.0
Health Care	7.0	13.5	2.5	1.7
Process Industry	3.1	—	3.6	15.2
Producer Manufacturing	4.5	2.1	6.1	0.9
Technology	3.0	2.8	4.2	12.0
Telecommunications	8.1	8.4	2.2	15.0
Transportation	0.8	—	—	1.6
Utilities	4.4	2.0	—	1.1
Short-Term Investments	20.5	2.4	13.6	9.1

Total Investments	100.0%	100.0%	100.0%	100.0%

*Represents percentage of total investments.

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector and Credit Rating (concluded) December 31, 2004

Portfolio Holdings Presented by Credit Rating
	Lazard	Lazard
	Bond	High Yield
S&P Credit Rating*	Portfolio	Portfolio

AAA	23.8%	—%
AA	0.6	—
AA-	2.2	—
A+	6.8	—
A	10.4	—
A-	7.1	—
BBB+	2.1	—
BBB	2.7	1.2
BBB-	3.6	1.9
BB+	—	5.4
BB	—	10.3
BB-	—	14.7
B+	—	13.3
B	—	13.1
B-	—	9.1
CCC+	—	4.3
CCC	—	0.8
CCC-	—	1.2
Not Rated	—	1.0
U.S. Treasury	24.4	—
Short-Term Investments	16.3	23.7

Total Investments	100.0%	100.0%

*Represents percentage of total investments.

The Lazard Funds, Inc. Portfolios of Investments December 31, 2004

Description	Shares	Value

Lazard Equity Portfolio
Common Stocks—96.8%
Aerospace & Defense—2.2%
Goodrich Corp. (c)	21,500	$701,760
Lockheed Martin Corp. (c)	16,100	894,355
United Technologies Corp. (c)	13,400	1,384,890

		2,981,005

Airlines—0.5%
Southwest Airlines Co. (c)	40,600	660,968

Apparel & Textiles—0.5%
Reebok International, Ltd. (c)	14,300	629,200

Banking—10.0%
Bank of America Corp.	66,300	3,115,437
Golden West Financial Corp. (c)	26,800	1,646,056
M&T Bank Corp. (c)	6,200	668,608
North Fork Bancorporation, Inc.	60,000	1,731,000
Northern Trust Corp. (c)	41,700	2,025,786
SunTrust Banks, Inc.	24,600	1,817,448
U.S. Bancorp (c)	24,800	776,736
Wells Fargo & Co.	31,300	1,945,295

		13,726,366

Business Services & Supplies—4.4%
ARAMARK Corp., Class B (c)	57,600	1,526,976
Automatic Data Processing, Inc. (c)	31,400	1,392,590
First Data Corp. (c)	24,100	1,025,214
IAC/InterActiveCorp. (a), (c)	29,900	825,838
Iron Mountain, Inc. (a), (c)	18,200	554,918
Pitney Bowes, Inc.	14,700	680,316

		6,005,852

Cable & Broadcasting—1.1%
Comcast Corp., Class A (a), (c)	44,400	1,458,096

Chemicals—1.6%
Du Pont (E.I.) de Nemours & Co.	26,700	1,309,635
Praxair, Inc.	20,800	918,320

		2,227,955

Computer Software—2.3%
Microsoft Corp.	86,300	2,305,073
Oracle Corp. (a)	58,600	803,992

		3,109,065

Computers & Business
Equipment—3.1%
Cisco Systems, Inc. (a)	50,600	976,580
Hewlett-Packard Co. (c)	53,800	1,128,186
International Business
Machines Corp. (c)	22,100	2,178,618

		4,283,384

Consumer Products—0.9%
Altria Group, Inc. (c)	21,200	1,295,320

Containers—1.3%
Pactiv Corp. (a)	27,100	685,359
Sealed Air Corp. (a), (c)	20,600	1,097,362

		1,782,721

Cosmetics & Toiletries—1.5%
Avon Products, Inc.	39,300	1,520,910
Colgate-Palmolive Co.	11,800	603,688

		2,124,598

Diversified—4.5%
Emerson Electric Co.	14,000	981,400
General Electric Co	80,900	2,952,850
Honeywell International, Inc.	17,600	623,216
Tyco International, Ltd. (c)	46,600	1,665,484

		6,222,950

Drugs & Health Care—3.3%
GlaxoSmithKline PLC ADR (c)	19,100	905,149
Medco Health Solutions, Inc. (a), (c)	34,000	1,414,400
Novartis AG ADR (c)	17,600	889,504
Pfizer, Inc.	48,700	1,309,543

		4,518,596

Environmental—1.3%
Republic Services, Inc. (c)	52,600	1,764,204

Financial Services—12.1%
American Express Co.	44,400	2,502,828
Citigroup, Inc.	75,597	3,642,263
Fifth Third Bancorp (c)	56,800	2,685,504
JPMorgan Chase & Co.	79,072	3,084,599
MBNA Corp.	46,500	1,310,835
Merrill Lynch & Co., Inc.	22,700	1,356,779
Morgan Stanley	36,900	2,048,688

		16,631,496

Food & Beverages—4.9%
General Mills, Inc. (c)	36,800	1,829,328
H.J. Heinz Co.	24,400	951,356
PepsiCo, Inc.	14,640	764,208
Sara Lee Corp.	27,900	673,506
Sysco Corp. (c)	16,500	629,805
The Coca-Cola Co.	37,600	1,565,288
The Pepsi Bottling Group, Inc. (c)	13,000	351,520

		6,765,011

Forest & Paper Products—1.1%
International Paper Co. (c)	36,000	1,512,000

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc. Portfolios of Investments (continued) December 31, 2004

Description	Shares	Value

Lazard Equity Portfolio (concluded)
Insurance—5.9%
American International Group, Inc.	29,569	$1,941,796
Berkshire Hathaway, Inc., Class A (a)	22	1,933,800
Jefferson-Pilot Corp. (c)	18,800	976,848
RenaissanceRe Holdings, Ltd.	27,000	1,406,160
The St. Paul Travelers Cos., Inc. (c)	19,300	715,451
WellPoint, Inc. (a)	10,000	1,150,000

		8,124,055

Leisure & Entertainment—0.5%
Mattel, Inc. (c)	35,200	686,048

Machinery—0.5%
Deere & Co. (c)	8,500	632,400

Medical Products & Services—2.3%
Baxter International, Inc. (c)	26,300	908,402
Johnson & Johnson	26,700	1,693,314
MedImmune, Inc. (a)	22,500	609,975

		3,211,691

Metals & Mining—1.1%
Alcoa, Inc. (c)	48,500	1,523,870

Multimedia—6.0%
Clear Channel Communications, Inc. (c)	17,900	599,471
News Corp., Class A (c)	208,400	3,888,744
Time Warner, Inc. (a)	73,200	1,423,008
Tribune Co. (c)	26,100	1,099,854
Viacom, Inc., Class B	32,200	1,171,758

		8,182,835

Oil & Gas—10.3%
Burlington Resources, Inc. (c)	34,700	1,509,450
ChevronTexaco Corp. (c)	36,158	1,898,657
ConocoPhillips (c)	20,380	1,769,596
Exxon Mobil Corp.	84,028	4,307,275
GlobalSantaFe Corp. (c)	52,300	1,731,653
Marathon Oil Corp.	10,000	376,100
Occidental Petroleum Corp.	9,000	525,240
Schlumberger, Ltd.	11,500	769,925
Unocal Corp.	27,600	1,193,424

		14,081,320

Restaurants—1.1%
Brinker International, Inc. (a), (c)	19,200	673,344
Darden Restaurants, Inc. (c)	29,600	821,104

		1,494,448

Retail—3.0%
Sears, Roebuck & Co. (c)	13,600	694,008
Target Corp.	13,100	680,283
The Home Depot, Inc.	34,800	1,487,352
Wal-Mart Stores, Inc.	23,500	1,241,270

		4,102,913

Semiconductors &
Components—2.0%
Intel Corp.	41,800	977,702
Novellus Systems, Inc. (a), (c)	39,200	1,093,288
Texas Instruments, Inc.	27,400	674,588

		2,745,578

Telecommunications—3.1%
BellSouth Corp. (c)	33,600	933,744
Nextel Communications, Inc., Class A (a)	13,600	408,000
Sprint Corp.	33,800	839,930
Verizon Communications, Inc.	52,400	2,122,724

		4,304,398

Transportation—0.6%
Union Pacific Corp. (c)	11,300	759,925

Utilities—3.8%
Ameren Corp. (c)	13,700	686,918
Duke Energy Corp. (c)	17,400	440,742
Entergy Corp.	14,300	966,537
KeySpan Corp. (c)	38,100	1,503,045
The Southern Co. (c)	46,800	1,568,736

		5,165,978

Total Common Stocks
(Identified cost $112,075,340)		132,714,246

	Principal
	Amount
	(000

Short-Term Investments—24.1%
Repurchase Agreement—3.0%
State Street Bank and Trust Co.,
1.40%, 01/03/05
(Dated 12/31/04, collateralized by
$4,255,000 United States Treasury
Note, 2.50%, 09/30/06, with a
value of $4,243,988)
Proceeds of $4,160,485	$4,160	4,160,000

Collateral for Securities
on Loan—21.1%
State Street Navigator Securities
Lending Prime Portfolio,
2.19% (e), (f)	28,959	28,958,667

Total Short-Term Investments
(Identified cost $33,118,667)		33,118,667

Total Investments
(Identified cost $145,194,007) (b)	120.9%	$165,832,913
Liabilities in Excess of Cash and
Other Assets	(20.9)	(28,719,343)

Net Assets	100.0%	$137,113,570

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc. Portfolios of Investments (continued) December 31, 2004

	Principal
	Amount
Description	(000)	Value

Lazard U.S. Strategic Equity Portfolio
Repurchase Agreement—99.0%
State Street Bank and Trust Co.,
1.40%, 01/03/05
(Dated 12/31/04, collateralized by
$425,000 United States Treasury
Bond, 6.25%, 08/15/23, with a
value of $505,816)
Proceeds of $495,058
(Identified cost $495,000)	$495	495,000

Description		Value

Total Investments
(Identified cost $495,000) (b)	99.0%	$495,000
Cash and Other Assets in Excess
of Liabilities	1.0	5,025

Net Assets	100.0%	$500,025

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc. Portfolios of Investments (continued) December 31, 2004

Description	Shares	Value

Lazard Mid Cap Portfolio
Common Stocks—96.7%
Aerospace & Defense—1.5%
Alliant Techsystems, Inc. (a)	19,900	$1,301,062

Airlines—1.3%
Southwest Airlines Co.	71,900	1,170,532

Apparel & Textiles—3.6%
AnnTaylor Stores Corp. (a)	8,400	180,852
Polo Ralph Lauren Corp.	20,400	869,040
Reebok International, Ltd.	46,700	2,054,800

		3,104,692

Automotive—2.0%
Lear Corp.	29,200	1,781,492

Banking—5.6%
City National Corp.	11,600	819,540
M&T Bank Corp.	8,500	916,640
Mercantile Bankshares Corp.	15,500	809,100
North Fork Bancorporation, Inc.	49,100	1,416,535
Northern Trust Corp.	18,600	903,588

		4,865,403

Business Services & Supplies—7.4%
ARAMARK Corp., Class B	72,800	1,929,928
Arbitron, Inc. (a), (c)	38,700	1,516,266
Avery Dennison Corp.	16,600	995,502
CDW Corp.	20,000	1,327,000
Pitney Bowes, Inc.	13,900	643,292

		6,411,988

Chemicals—2.5%
Ashland, Inc.	12,600	735,588
Rohm & Haas Co.	33,300	1,472,859

		2,208,447

Computer Software—6.2%
BEA Systems, Inc. (a)	108,700	963,082
DST Systems, Inc. (a)	35,500	1,850,260
Ingram Micro, Inc., Class A (a)	25,400	528,320
Siebel Systems, Inc. (a)	67,300	706,650
Storage Technology Corp. (a)	42,100	1,330,781

		5,379,093

Containers—3.5%
Ball Corp.	32,500	1,429,350
Pactiv Corp. (a)	64,300	1,626,147

		3,055,497

Diversified—1.2%
ITT Industries, Inc.	11,900	1,004,955

Drugs & Health Care—3.5%
Health Net, Inc. (a)	39,100	1,128,817
Medco Health Solutions, Inc. (a)	46,900	1,951,040

		3,079,857

Education—0.7%
Leapfrog Enterprises, Inc. (a), (c)	43,500	591,600

Engineering—1.0%
Jacobs Engineering Group, Inc. (a), (c)	17,300	826,767

Environmental—1.8%
Republic Services, Inc.	46,200	1,549,548

Financial Services—4.7%
Federated Investors, Inc., Class B	36,400	1,106,560
Legg Mason, Inc.	24,800	1,816,848
The Student Loan Corp.	6,200	1,140,800

		4,064,208

Food & Beverages—2.5%
Dean Foods Co. (a)	28,400	935,780
The Pepsi Bottling Group, Inc.	44,200	1,195,168

		2,130,948

Forest & Paper Products—0.4%
Temple-Inland, Inc.	5,300	362,520

Household Products &
Home Furnishings—1.3%
Newell Rubbermaid, Inc.	48,000	1,161,120

Insurance—4.1%
Protective Life Corp.	41,700	1,780,173
RenaissanceRe Holdings, Ltd.	34,100	1,775,928

		3,556,101

Leisure & Entertainment—1.2%
Mattel, Inc.	51,800	1,009,582

Medical Products & Services—5.8%
DaVita, Inc. (a)	42,400	1,676,072
Edwards Lifesciences Corp. (a), (c)	31,800	1,312,068
Laboratory Corp. of
America Holdings (a)	41,000	2,042,620

		5,030,760

Multimedia—5.8%
Belo Corp., Class A	72,200	1,894,528
Westwood One, Inc. (a)	116,300	3,131,959

		5,026,487

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc. Portfolios of Investments (continued) December 31, 2004

Description	Shares	Value

Lazard Mid Cap Portfolio (concluded)
Oil & Gas—5.8%
Baker Hughes, Inc.	21,800	$930,206
GlobalSantaFe Corp.	45,100	1,493,261
Premcor, Inc.	13,600	573,512
Unocal Corp.	32,000	1,383,680
Valero Energy Corp.	14,400	653,760

		5,034,419

Printing & Publishing—3.0%
Dex Media, Inc.	105,800	2,640,768

Real Estate—3.7%
AMB Property Corp.	22,300	900,697
Health Care Property Investors, Inc. (c)	43,800	1,212,822
Trizec Properties, Inc.	57,800	1,093,576

		3,207,095

Restaurants—2.2%
Brinker International, Inc. (a)	30,600	1,073,142
Darden Restaurants, Inc.	29,800	826,652

		1,899,794

Retail—4.2%
Dollar Tree Stores, Inc. (a)	77,900	2,234,172
OfficeMax, Inc. (c)	15,400	483,252
Sears, Roebuck & Co.	17,500	893,025

		3,610,449

Semiconductors &
Components—4.9%
AMIS Holdings, Inc. (a), (c)	48,500	801,220
Intersil Corp., Class A	46,200	773,388
Novellus Systems, Inc. (a)	49,800	1,388,922
QLogic Corp. (a)	11,500	422,395
Vishay Intertechnology, Inc. (a)	57,200	859,144

		4,245,069

Telecommunications—1.6%
MCI, Inc. (c)	39,600	798,336
Western Wireless Corp., Class A (a), (c)	20,300	594,790

		1,393,126

Transportation—2.6%
CNF, Inc.	25,400	1,272,540
Norfolk Southern Corp.	27,700	1,002,463

		2,275,003

Utilities—1.1%
KeySpan Corp.	24,700	974,415

Total Common Stocks
(Identified cost $69,594,453)		83,952,797

	Principal
	Amount
Description	(000)	Value

Short-Term Investments—11.3%
Repurchase Agreement—3.0%
State Street Bank and Trust Co.,
1.40%, 01/03/05
(Dated 12/31/04, collateralized by
$2,645,000 United States Treasury
Note, 2.50%, 09/30/06, with a
value of $2,638,155)
Proceeds of $2,585,302	$ 2,585	$ 2,585,000

Collateral for Securities
on Loan—8.3%
State Street Navigator Securities
Lending Prime Portfolio,
2.19% (e), (f)	7,210	7,209,879

Total Short-Term Investments
(Identified cost $9,794,879)		9,794,879

Total Investments
(Identified cost $79,389,332) (b)	108.0%	$93,747,676
Liabilities in Excess of Cash and
Other Assets	(8.0)	$(6,904,662)

Net Assets	100.0%	$86,843,014

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc. Portfolios of Investments (continued) December 31, 2004

Description	Shares	Value

Lazard Small Cap Portfolio
Common Stocks—94.5%
Aerospace & Defense—2.4%
DRS Technologies, Inc. (a), (c)	111,700	$4,770,707
Esterline Technologies Corp. (a), (c)	59,200	1,932,880
The Titan Corp. (a), (c)	224,500	3,636,900

		10,340,487

Agriculture—0.9%
Delta & Pine Land Co. (c)	144,500	3,941,960

Apparel & Textiles—4.5%
AnnTaylor Stores Corp. (a)	136,400	2,936,692
Hot Topic, Inc. (a), (c)	146,800	2,523,492
K-Swiss, Inc., Class A (c)	77,700	2,262,624
The Gymboree Corp. (a), (c)	181,000	2,320,420
The Sports Authority, Inc. (a), (c)	123,600	3,182,700
The Timberland Co., Class A (a)	51,400	3,221,238
The Warnaco Group, Inc. (a)	165,900	3,583,440

		20,030,606

Automotive—2.1%
CSK Auto Corp. (a)	136,200	2,279,988
Rush Enterprises, Inc., Class A (a)	119,900	1,945,977
TBC Corp. (a), (c)	111,700	3,105,260
Winnebago Industries, Inc. (c)	54,100	2,113,146

		9,444,371

Banking—7.3%
Bank of the Ozarks, Inc. (c)	8,500	289,255
First Community Bancorp	64,600	2,758,420
First Midwest Bancorp, Inc. (c)	82,600	2,997,554
First Republic Bank (c)	50,300	2,665,900
Hudson United Bancorp (c)	32,600	1,283,788
MB Financial, Inc.	27,400	1,154,910
Provident Bankshares Corp.	66,400	2,414,968
Sterling Bancshares, Inc. (c)	279,000	3,981,330
Texas Regional Bancshares, Inc.,
Class A (c)	62,000	2,026,160
Umpqua Holdings Corp. (c)	86,200	2,173,102
United Bankshares, Inc. (c)	104,600	3,990,490
W Holding Co., Inc.	105,774	2,426,456
Westamerica Bancorporation (c)	72,300	4,215,813

		32,378,146

Building & Construction—1.5%
Chicago Bridge & Iron Co. NV,
NY Shares (c)	84,000	3,360,000
The Shaw Group, Inc. (a), (c)	192,200	3,430,770

		6,790,770

Business Services & Supplies—8.3%
ADVO, Inc. (c)	162,000	5,775,300
Arbitron, Inc. (a)	131,900	5,167,842
BearingPoint, Inc. (a), (c)	227,900	1,830,037
Herman Miller, Inc. (c)	128,000	3,536,640
MPS Group, Inc. (a), (c)	302,100	3,703,746
ProQuest Co. (a), (c)	89,800	2,667,060
Tetra Tech, Inc. (a), (c)	271,600	4,546,584
The BISYS Group, Inc. (a), (c)	152,100	2,502,045
Veritas DGC, Inc. (a)	130,100	2,915,541
Watson Wyatt & Co. Holdings (c)	138,300	3,727,185

		36,371,980

Chemicals—2.6%
Ferro Corp. (c)	81,500	1,889,985
Olin Corp. (c)	170,300	3,750,006
PolyOne Corp. (a)	291,900	2,644,614
Spartech Corp. (c)	123,700	3,351,033

		11,635,638

Coal—0.7%
Foundation Coal Holdings, Inc.	125,500	2,894,030

Computer Software—2.7%
Avocent Corp. (a), (c)	54,800	2,220,496
Catapult Communications Corp. (a), (c)	24,191	584,455
JDA Software Group, Inc. (a), (c)	128,000	1,743,360
SERENA Software, Inc. (a), (c)	199,300	4,312,852
Verity, Inc. (a)	217,200	2,849,664

		11,710,827

Computers & Business
Equipment—3.0%
Advanced Digital
Information Corp. (a), (c)	261,000	2,615,220
Black Box Corp.	6,100	292,922
Foundry Networks, Inc. (a)	207,800	2,734,648
Komag, Inc. (a)	223,100	4,189,818
Photon Dynamics, Inc. (a), (c)	136,600	3,316,648

		13,149,256

Consumer Products—1.2%
Jarden Corp. (a), (c)	38,100	1,655,064
The Scotts Co., Class A (a), (c)	49,300	3,624,536

		5,279,600

Diversified—0.9%
The Liberty Corp. (c)	93,100	4,092,676

Drugs & Health Care—6.6%
Able Laboratories, Inc. (a), (c)	119,700	2,723,175
Andrx Corp. (a), (c)	149,700	3,267,951
Beverly Enterprises, Inc. (a), (c)	467,000	4,273,050
Kindred Healthcare, Inc. (a), (c)	155,200	4,648,240

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc. Portfolios of Investments (continued) December 31, 2004

Description	Shares	Value

Lazard Small Cap Portfolio (continued)
LifePoint Hospitals, Inc. (a), (c)	123,500	$4,300,270
MIM Corp. (a), (c)	439,400	2,790,190
Select Medical Corp.	252,600	4,445,760
Taro Pharmaceutical
Industries, Ltd. (a), (c)	81,000	2,756,430

		29,205,066

Education—1.9%
Corinthian Colleges, Inc. (a), (c)	162,000	3,052,890
DeVry, Inc. (a), (c)	124,800	2,166,528
Leapfrog Enterprises, Inc. (a), (c)	7,900	107,440
Learning Tree International, Inc. (a), (c)	235,900	3,161,060

		8,487,918

Electrical Equipment—2.8%
Coherent, Inc. (a), (c)	113,600	3,457,984
General Cable Corp. (a), (c)	47,900	663,415
GrafTech International, Ltd. (a), (c)	231,100	2,186,206
Plexus Corp. (a), (c)	180,800	2,352,208
Rogers Corp. (a)	81,400	3,508,340

		12,168,153

Electronics—1.6%
Metrologic Instruments, Inc. (a), (c)	135,300	2,875,125
TTM Technologies, Inc. (a), (c)	364,000	4,295,200

		7,170,325

Environmental—0.5%
Waste Connections, Inc. (a), (c)	65,000	2,226,250

Equipment Rental—0.4%
United Rentals, Inc. (a), (c)	100,100	1,891,890

Financial Services—5.0%
Calamos Asset Management, Inc.,
Class A	90,100	2,432,700
eSpeed, Inc., Class A (a), (c)	325,500	4,026,435
Financial Federal Corp. (a), (c)	62,300	2,442,160
IndyMac Bancorp, Inc. (c)	55,200	1,901,640
Knight Trading Group, Inc.,
Class A (a), (c)	380,500	4,166,475
MAF Bancorp, Inc. (c)	81,600	3,657,312
The South Financial Group, Inc. (c)	111,200	3,617,336

		22,244,058

Food & Beverages—0.6%
Performance Food Group Co. (a), (c)	97,500	2,623,725

Forest & Paper Products—0.5%
Packaging Corp. of America	90,800	2,138,340

Household Products &
Home Furnishings—0.4%
Cost Plus, Inc. (a), (c)	53,400	1,715,742

Industrial & Machinery—1.9%
Roper Industries, Inc. (c)	67,200	4,083,744
Tecumseh Products Co., Class A (c)	87,700	4,192,060

		8,275,804

Insurance—3.0%
Arch Capital Group, Ltd. (a)	107,000	4,140,900
Assured Guaranty, Ltd. (c)	220,400	4,335,268
Bristol West Holdings, Inc. (c)	30,700	614,000
Max Re Capital, Ltd.	130,300	2,779,299
Reinsurance Group of America, Inc. (c)	27,900	1,351,755

		13,221,222

Leisure & Entertainment—1.1%
Alliance Gaming Corp. (a), (c)	210,300	2,904,243
WMS Industries, Inc. (a), (c)	53,000	1,777,620

		4,681,863

Medical Products & Services—3.3%
Bio-Rad Laboratories, Inc., Class A (a) .	3,100	177,847
Charles River Laboratories
International, Inc. (a), (c)	25,800	1,187,058
Cutera, Inc. (c)	36,500	455,520
DJ Orthopedics, Inc. (a), (c)	166,700	3,570,714
Hanger Orthopedic Group, Inc. (a), (c)	49,100	397,710
INAMED Corp. (a), (c)	52,800	3,339,600
Martek Biosciences Corp. (a), (c)	34,100	1,745,920
PSS World Medical, Inc. (a), (c)	260,800	3,263,912
Respironics, Inc. (a)	3,600	195,696
Viasys Healthcare, Inc. (a), (c)	16,800	319,200

		14,653,177

Oil & Gas—7.2%
Bill Barrett Corp.	29,600	946,904
Denbury Resources, Inc. (a)	81,900	2,248,155
Energy Partners, Ltd. (a), (c)	100,500	2,037,135
Forest Oil Corp. (a), (c)	68,800	2,182,336
Grey Wolf, Inc. (a), (c)	417,700	2,201,279
Hanover Compressor Co. (a), (c)	207,300	2,929,149
Key Energy Services, Inc. (a), (c)	519,900	6,134,820
Kinder Morgan Management, LLC (a) .	88,090	3,585,263
Maverick Tube Corp. (a), (c)	56,600	1,714,980
Range Resources Corp. (c)	136,000	2,782,560
The Houston Exploration Co. (a)	49,400	2,781,714
Whiting Petroleum Corp. (a)	73,300	2,217,325

		31,761,620

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc. Portfolios of Investments (continued) December 31, 2004

Description	Shares	Value

Lazard Small Cap Portfolio (concluded)
Printing & Publishing—1.9%
Journal Register Co. (a)	210,800	$4,074,764
R. H. Donnelley Corp. (a), (c)	69,200	4,086,260

		8,161,024

Real Estate—3.1%
Alexandria Real Estate Equities, Inc.	28,800	2,143,296
Capital Automotive REIT	40,900	1,452,972
CarrAmerica Realty Corp.	67,200	2,217,600
Inland Real Estate Corp. (c)	59,000	941,050
Lexington Corporate Properties Trust	86,300	1,948,654
Prentiss Properties Trust (c)	33,100	1,264,420
The Mills Corp. (c)	57,800	3,685,328

		13,653,320

Restaurants—0.6%
CBRL Group, Inc. (c)	64,000	2,678,400

Retail—1.2%
99 Cents Only Stores (a), (c)	127,400	2,058,784
Tractor Supply Co. (a), (c)	89,000	3,311,690

		5,370,474

Semiconductors &
Components—3.2%
AMIS Holdings, Inc. (a), (c)	191,600	3,165,232
Benchmark Electronics, Inc. (a), (c)	82,200	2,803,020
Brooks Automation, Inc. (a), (c)	133,500	2,298,870
Exar Corp. (a), (c)	303,800	4,310,922
Ultratech, Inc. (a), (c)	89,300	1,683,305

		14,261,349

Steel—0.6%
Schnitzer Steel Industries, Inc.,
Class A (c)	37,900	1,285,947
Steel Dynamics, Inc. (c)	33,700	1,276,556

		2,562,503

Telecommunications—2.8%
C-COR, Inc. (a), (c)	469,500	4,366,350
CommScope, Inc. (a), (c)	191,300	3,615,570
Ditech Communications Corp. (a)	98,100	1,466,595
Oplink Communications, Inc. (a), (c)	417,200	821,884
Wireless Facilities, Inc. (a), (c)	229,200	2,163,648

		12,434,047

Transportation—4.2%
AirTran Holdings, Inc. (a), (c)	274,500	2,937,150
Forward Air Corp. (a), (c)	68,600	3,066,420
OMI Corp. (c)	163,500	2,754,975
Overnite Corp.	73,300	2,729,692
Pacer International, Inc. (a), (c)	222,300	4,726,098
Swift Transportation Co., Inc. (a), (c)	105,000	2,255,400

		18,469,735

Utilities—2.0%
AGL Resources, Inc. (c)	88,700	2,948,388
Cleco Corp.	175,500	3,555,630
New Jersey Resources Corp. (c)	51,800	2,245,012

		8,749,030

Total Common Stocks
(Identified cost $341,742,208)		416,865,382

	Principal
	Amount
	(000)

Convertible Bond—0.0%
Manufacturing—0.0%
TIMCO Aviation Services, Inc.,
8.00%, 01/02/07
(Identified cost $337)	$ 1	0

Short-Term Investments—29.4%
Repurchase Agreement—5.0%
State Street Bank and Trust Co.,
1.40%, 01/03/05
(Dated 12/31/04, collateralized by
$21,050,000 United States Treasury
Note, 6.875%, 05/15/06, with a
value of $22,339,313)
Proceeds of $21,901,555	21,899	21,899,000

Collateral for Securities
on Loan—24.4%
State Street Navigator Securities
Lending Prime Portfolio,
2.19% (e), (f)	107,841	107,840,956

Total Short-Term Investments
(Identified cost $129,739,956)		129,739,956

Total Investments
(Identified cost $471,482,501) (b)	123.9%	$546,605,338
Liabilities in Excess of Cash and
Other Assets	(23.9)	(105,403,627)

Net Assets	100.0%	$441,201,711

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2004

Description	Shares	Value

Lazard International Equity Portfolio
Common Stocks—97.9%
Finland—4.5%
Nokia Oyj (c)	3,246,500	$51,276,784
Stora Enso Oyj, R Shares (c)	1,340,100	20,528,649

Total Finland		71,805,433

France—11.8%
Carrefour SA (c)	539,000	25,671,551
Credit Agricole SA (c)	981,514	29,617,522
Lagardere SCA (c)	230,430	16,631,552
Sanofi-Aventis (c)	470,377	37,594,356
Schneider Electric SA	115,600	8,045,018
Total SA (c)	206,225	45,046,021
Vivendi Universal SA (a), (c)	818,500	26,133,703

Total France		188,739,723

Germany—11.0%
Deutsche Telekom AG (a), (c)	2,015,800	45,620,593
E.ON AG (c)	395,900	36,086,793
Schering AG (c)	475,800	35,576,673
Siemens AG (c)	332,500	28,192,674
Volkswagen AG (c)	688,100	31,192,245

Total Germany		176,668,978

Ireland—3.0%
Bank of Ireland	1,819,650	30,298,644
CRH PLC	672,876	18,017,748

Total Ireland		48,316,392

Italy—4.2%
Enel SpA (c)	1,848,100	18,161,972
Eni SpA (c)	1,570,700	39,326,212
Terna SpA (c)	3,206,900	9,197,443

Total Italy		66,685,627

Japan—18.9%
ACOM Co., Ltd.	196,490	14,707,508
Aiful Corp.	75,000	8,248,756
East Japan Railway Co.	2,726	15,163,658
Fanuc, Ltd.	389,900	25,493,608
Fujitsu, Ltd.	3,217,000	20,940,168
Mitsubishi Estate Co., Ltd.	1,943,000	22,753,977
Murata Manufacturing Co., Ltd.	478,100	26,734,781
NEC Electronics Corp.	224,400	10,949,546
Nissan Motor Co., Ltd.	2,767,600	30,087,893
Nomura Holdings, Inc.	2,240,000	32,658,924
NTT DoCoMo, Inc.	7,568	13,958,739
Shin-Etsu Chemical Co., Ltd.	614,400	25,182,785
Takeda Pharmaceutical Co., Ltd.	307,100	15,464,390
The Sumitomo Trust and
Banking Co., Ltd.	2,264,000	16,371,855
Tokyo Gas Co., Ltd.	5,980,000	24,510,588

Total Japan		303,227,176

Netherlands—6.5%
Heineken NV (c)	444,393	14,817,127
Koninklijke (Royal) Philips
Electronics NV	1,069,125	28,352,085
Royal Dutch Petroleum Co. (c)	1,045,866	60,204,465

Total Netherlands		103,373,677

Norway—1.9%
DnB NOR ASA (c)	1,095,200	10,804,356
Statoil ASA (c)	1,221,400	19,157,950

Total Norway		29,962,306

Singapore—1.2%
Oversea-Chinese Banking
Corp., Ltd.	2,371,850	19,615,275

Switzerland—7.0%
Compagnie Financiere
Richemont AG, A Shares	509,000	16,942,793
Credit Suisse Group (a), (c)	980,220	41,205,273
Nestle SA	91,100	23,834,535
Swiss Re	416,300	29,691,259

Total Switzerland		111,673,860

United Kingdom—27.9%
Barclays PLC	3,393,300	38,176,742
BP PLC	1,505,000	14,678,416
Cadbury Schweppes PLC	1,834,426	17,081,300
Diageo PLC	2,406,742	34,331,861
EMAP PLC	615,472	9,636,321
GlaxoSmithKline PLC	2,120,301	49,744,803
HSBC Holdings PLC	2,859,669	48,259,591
Imperial Tobacco Group PLC	803,840	22,022,802
Kesa Electricals PLC	1,396,619	7,574,874
Marks & Spencer Group PLC	2,232,051	14,698,643
Prudential PLC	3,101,650	26,975,530
Rentokil Initial PLC	5,600,495	15,886,671
Rio Tinto PLC	517,300	15,225,222
Royal Bank of Scotland
Group PLC	1,402,300	47,168,713
Unilever PLC	3,525,500	34,621,458
Vodafone Group PLC	18,389,400	49,869,499

Total United Kingdom		445,952,446

Total Common Stocks
(Identified cost $1,289,616,570)		1,566,020,893

Preferred Stock—0.6%
Germany—0.6%
Porsche AG
(Identified cost $6,579,222)	13,900	8,870,531

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2004

	Principal
	Amount
Description	(000)	Value

Lazard International Equity Portfolio (concluded)
Short-Term Investments—25.4%
Repurchase Agreement—1.5%
State Street Bank and Trust Co.,
1.40%, 01/03/05
(Dated 12/31/04, collateralized by
$23,650,000 United States Treasury
Note, 5.875%, 11/15/05, with a
value of $24,448,188)
Proceeds of $23,969,796	$ 23,967	$23,967,000

Collateral for Securities
on Loan—23.9%
State Street Navigator Securities
Lending Prime Portfolio,
2.19% (e), (f)	$382,086	$382,086,253

Total Short-Term Investments
(Identified cost $406,053,253)		406,053,253

Total Investments
(Identified cost $1,702,249,045) (b)	123.9%	$1,980,944,677
Liabilities in Excess of Cash and
Other Assets	(23.9)	(381,741,253)

Net Assets	100.0%	$1,599,203,424

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2004

Description	Shares	Value

Lazard International Equity Select Portfolio
Common Stocks—97.5%
Denmark—2.2%
Danske Bank A/S ADR	12,300	$375,519

Finland—4.1%
Nokia Oyj Sponsored ADR	45,200	708,284

France—10.3%
Axa Sponsored ADR	14,450	357,638
Sanofi-Aventis ADR	9,280	371,664
Societe Generale Sponsored ADR	26,500	534,240
Total SA Sponsored ADR	4,600	505,264

Total France		1,768,806

Germany—4.4%
Schering AG ADR	5,400	400,950
Siemens AG Sponsored ADR	4,300	364,081

Total Germany		765,031

Ireland—3.5%
Allied Irish Banks PLC Sponsored ADR	14,500	598,560

Italy—7.3%
Enel SpA Sponsored ADR	6,900	341,136
Eni SpA Sponsored ADR	4,400	553,696
SanPaolo IMI SpA Sponsored ADR	12,600	361,242

Total Italy		1,256,074

Japan—8.3%
Canon, Inc. Sponsored ADR	8,900	482,914
Kao Corp. Sponsored ADR	1,900	484,652
Nomura Holdings, Inc. ADR	31,500	458,640

Total Japan		1,426,206

Netherlands—5.7%
Heineken NV ADR	14,700	488,040
Royal Dutch Petroleum Co., NY Shares	8,600	493,468

Total Netherlands		981,508

Switzerland—19.5%
Compagnie Financiere Richemont AG
Sponsored ADR	11,500	384,560
Credit Suisse Group Sponsored ADR (a)	13,700	578,003
Nestle SA Sponsored ADR	6,800	446,760
Novartis AG ADR	10,200	515,508
Roche Holding AG Sponsored ADR	3,000	346,920
Swiss Re Sponsored ADR	4,900	351,036
UBS AG	8,700	729,408

Total Switzerland		3,352,195

United Kingdom—32.2%
Barclays PLC Sponsored ADR	17,200	785,696
BP PLC Sponsored ADR	8,200	478,880
Cadbury Schweppes PLC
Sponsored ADR	17,700	667,290
Diageo PLC Sponsored ADR	8,700	503,556
GlaxoSmithKline PLC ADR	14,400	682,416
HSBC Holdings PLC Sponsored ADR .	8,000	681,120
Tesco PLC Sponsored ADR	20,200	374,344
Unilever PLC Sponsored ADR	16,000	632,320
Vodafone Group PLC Sponsored ADR	26,600	728,308

Total United Kingdom		5,533,930

Total Common Stocks
(Identified cost $12,858,858)		16,766,113

	Principal
	Amount
	(000)

Repurchase Agreement—2.4%
State Street Bank and Trust Co.,
1.40%, 01/03/05
(Dated 12/31/04, collateralized by
$420,000 United States Treasury
Note, 2.75%, 06/30/06, with a
value of $418,688)
Proceeds of $409,048
(Identified cost $409,000)	$ 409	409,000

Total Investments
(Identified cost $13,267,858) (b)	99.9%	$17,175,113
Cash and Other Assets in Excess
of Liabilities	0.1	24,273

Net Assets	100.0%	$17,199,386

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2004

Description	Shares	Value

Lazard International Small Cap Portfolio
Common Stocks—96.7%
Australia—3.5%
ABC Learning Centres, Ltd. (c)	842,410	$3,638,612
John Fairfax Holdings, Ltd.	3,019,194	10,768,694
Macquarie Infrastructure Group (c)	4,056,932	10,812,778

Total Australia		25,220,084

Austria—1.6%
Erste Bank der Oesterreichischen
Sparkassen AG	218,800	11,687,971

Finland—4.0%
Amer Group, Ltd.	616,500	10,768,010
Sampo Oyj, A Shares (c)	815,400	11,260,655
TietoEnator Oyj (c)	216,200	6,876,553

Total Finland		28,905,218

France—4.5%
Carbone Lorraine SA (a), (c)	196,526	10,417,988
Neopost SA (c)	282,800	21,987,441

Total France		32,405,429

Germany—4.6%
Fielmann AG	152,600	10,785,918
Puma AG	48,900	13,446,337
Techem AG (a)	257,846	9,375,262

Total Germany		33,607,517

Greece—1.8%
OPAP SA	473,150	13,081,244

Hong Kong—3.3%
Esprit Holdings, Ltd.	2,441,965	14,766,086
Texwinca Holdings, Ltd. (c)	9,746,000	9,215,986

Total Hong Kong		23,982,072

Ireland—5.3%
Anglo Irish Bank Corp. PLC	649,506	15,802,851
DCC PLC	577,100	12,942,980
Grafton Group PLC Units (a)	865,800	9,355,865

Total Ireland		38,101,696

Italy—2.6%
Davide Campari-Milano SpA (c)	179,400	11,570,654
Lottomatica SpA (c)	192,300	7,052,132

Total Italy		18,622,786

Japan—18.4%
Credit Saison Co., Ltd.	306,000	11,138,675
Daito Trust Construction Co., Ltd. (c)	305,000	14,495,462
Don Quijote Co., Ltd. (c)	114,400	5,838,899
eAccess, Ltd. (a), (c)	7,810	6,897,677
Hisamitsu Pharmaceutical Co., Inc.	502,000	9,739,202
JSR Corp.	444,500	9,738,485
Leopalace21 Corp.	644,700	11,350,042
OSG Corp. (c)	650,200	7,868,137
Rinnai Corp.	280,700	7,533,181
Sanyo Shokai, Ltd. (c)	1,190,000	6,480,141
Secom Techno Service Co., Ltd.	138,500	5,406,460
Suruga Bank, Ltd.	1,255,000	10,018,444
Uniden Corp. (c)	517,000	10,191,666
USS Co., Ltd. (c)	132,800	11,145,506
Yoshinoya D&C Co., Ltd. (c)	3,317	5,211,642

Total Japan		133,053,619

Netherlands—10.0%
Euronext NV	247,600	7,562,284
Fugro NV	160,727	13,413,943
Holdingmaatschappij De
Telegraaf NV (c)	299,200	7,422,047
Hunter Douglas NV	335,932	17,922,157
IHC Caland NV (c)	113,602	7,217,286
James Hardie Industries NV	1,673,700	8,790,489
Koninklijke Boskalis Westminster NV	295,936	10,016,048

Total Netherlands		72,344,254

Norway—1.2%
DnB NOR ASA (c)	917,800	9,054,271

Spain—7.0%
Abengoa SA	638,000	6,304,553
Aldeasa SA (c)	279,200	11,802,528
Corporacion Mapfre SA (c)	741,026	10,918,475
Indra Sistemas SA (a)	731,700	12,501,657
Prosegur Compania de Seguridad SA	477,800	9,404,029

Total Spain		50,931,242

Sweden—4.3%
Alfa Laval AB (c)	459,300	7,429,914
Getinge AB, B Shares	841,700	10,481,036
Swedish Match AB (c)	1,153,100	13,360,926

Total Sweden		31,271,876

Switzerland—2.6%
Edipresse SA	17,213	8,931,202
Geberit AG	13,300	9,731,422

Total Switzerland		18,662,624

United Kingdom—22.0%
Brit Insurance Holdings PLC	4,955,400	7,492,181
Bunzl PLC	1,148,119	9,577,578
Carpetright PLC	565,000	12,366,087
Cattles PLC	1,202,632	8,473,792
Cookson Group PLC (a)	11,983,800	8,167,740

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2004

Description	Shares	Value

Lazard International Small Cap Portfolio (concluded)
Enterprise Inns PLC	832,200	$12,702,050
George Wimpey PLC	1,224,800	9,511,800
Halfords Group PLC	1,398,920	8,325,946
Intertek Group PLC	828,100	11,208,588
Kesa Electricals PLC	1,419,300	7,697,889
Man Group PLC	418,134	11,816,865
Northgate PLC	719,900	11,803,452
Regus Group PLC (a)	6,077,583	8,926,297
Signet Group PLC Sponsored ADR (c)	580,236	12,573,714
Trinity Mirror PLC	759,500	9,273,932
William Hill PLC	831,900	9,008,017

Total United Kingdom		158,925,928

Total Common Stocks
(Identified cost $457,117,177)		699,857,831

Preferred Stock—1.0%
Germany—1.0%
ProSiebenSat.1 Media AG
(Identified cost $6,964,586)	409,800	7,519,777

Warrant—0.0%
Japan—0.0%
Belluna Co., Ltd. Right,
09/29/06
(Identified cost $20,894) (a), (g)	21,850	0

	Principal
	Amount
	(000)

Short-Term Investments—15.4%
Repurchase Agreement—1.9%
State Street Bank and Trust Co.,
1.40%, 01/03/05
(Dated 12/31/04, collateralized by
$13,950,000 United States Treasury
Note, 2.50%, 09/30/06, with a
value of $13,913,897)
Proceeds of $13,639,591	$13,638	13,638,000

Collateral for Securities
on Loan—13.5%
State Street Navigator Securities
Lending Prime Portfolio,
2.19% (e), (f)	97,694	97,693,958

Total Short-Term Investments
(Identified cost $111,331,958)		111,331,958

Total Investments
(Identified cost $575,434,615) (b)	113.1%	$818,709,566
Liabilities in Excess of Cash and
Other Assets	(13.1)	(95,058,636)

Net Assets	100.0%	$723,650,930

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2004

Description	Shares	Value

Lazard Emerging Markets Portfolio
Common Stocks—87.5%
Brazil—8.3%
Brasil Telecom
Participacoes SA ADR	137,700	$5,253,255
Companhia de Concessoes
Rodoviarias	300,300	6,569,062
Companhia Vale do Rio Doce ADR	773,000	22,424,730
Empresa Brasileira de
Aeronautica SA ADR	217,000	7,256,480
Grendene SA (a)	420,900	4,991,849
Petroleo Brasileiro SA ADR	261,100	10,386,558
Souza Cruz SA	722,600	9,690,893

Total Brazil		66,572,827

Chile—1.3%
Administradora de Fondos de
Pensiones Provida SA
Sponsored ADR (c)	360,400	10,271,400

China—0.9%
People’s Food Holdings, Ltd.	7,540,000	6,928,449

Croatia—0.7%
Pliva d.d. GDR (d)	419,750	5,424,429

Czech Republic—0.8%
Cesky Telecom AS	370,100	6,148,914

Egypt—4.1%
Commercial International Bank	2,285,300	14,626,673
Orascom Construction Industries	802,362	9,580,757
Orascom Telecom Holding SAE (a)	205,100	8,614,538

Total Egypt		32,821,968

Hong Kong—4.5%
China Mobile (Hong Kong), Ltd.
Sponsored ADR (c)	573,700	9,844,692
China Netcom Group Corp.
(Hong Kong), Ltd.	1,108,500	1,504,583
CNOOC, Ltd. ADR (c)	123,200	6,676,208
Hutchison Telecommunications
International, Ltd. (a), (c)	5,957,000	5,403,123
Pacific Basin Shipping, Ltd.	15,372,000	6,625,265
Texwinca Holdings, Ltd.	6,396,000	6,048,169

Total Hong Kong		36,102,040

Hungary—1.7%
Gedeon Richter Rt.	68,990	8,665,520
MOL Magyar Olaj-es Gazipari Rt. .	75,100	5,281,631

Total Hungary		13,947,151

India—8.3%
Hero Honda Motors, Ltd.	561,600	7,378,186
Hindalco Industries, Ltd.	323,447	10,616,383
Hindustan Lever, Ltd.	2,078,600	6,861,723
Reliance Industries, Ltd.	982,200	12,061,154
Satyam Computer Services, Ltd.	1,273,600	12,009,401
State Bank of India	1,180,800	17,722,866

Total India		66,649,713

Indonesia—3.7%
PT Hanjaya Mandala
Sampoerna Tbk	23,635,800	16,932,730
PT Telekomunikasi Indonesia Tbk
Sponsored ADR (c)	624,800	13,133,296

Total Indonesia		30,066,026

Israel—0.9%
Bank Hapoalim, Ltd.	2,075,500	7,000,008

Mexico—6.5%
America Telecom SA de CV, Series
A1 Shares (a)	2,027,900	5,823,367
Fomento Economico Mexicano
SA de CV Sponsored ADR (c)	124,100	6,528,901
Grupo Televisa SA Sponsored ADR .	145,200	8,784,600
Kimberly-Clark de Mexico SA de CV,
Series A Shares	1,616,800	5,584,175
Telefonos de Mexico SA de CV,
Series L Shares Sponsored ADR	469,900	18,006,568
Urbi, Desarrollos Urbanos, SA de CV	1,695,300	7,406,577

Total Mexico		52,134,188

Morocco—0.1%
Maroc Telecom	64,200	675,544

Netherlands—0.2%
Efes Breweries International
Sponsored GDR (a), (d)	61,700	1,851,000

Peru—0.8%
Credicorp, Ltd. (c)	418,400	6,614,904

Philippines—0.7%
Philippine Long Distance Telephone
Co. Sponsored ADR (a), (c)	223,000	5,559,390

Russia—2.2%
LUKOIL Sponsored ADR (c)	97,300	11,919,250
Mobile TeleSystems Sponsored ADR (c) 8,000		1,108,080
Wimm-Bill-Dann Foods OJSC
ADR (a), (c)	315,800	4,519,098

Total Russia		17,546,428

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2004

Description	Shares	Value

Lazard Emerging Markets Portfolio (concluded)
South Africa—12.2%
ABSA Group, Ltd.	1	$14
Edgars Consolidated Stores, Ltd.	238,550	12,798,178
Harmony Gold Mining Co., Ltd.
Sponsored ADR (c)	224,400	2,080,188
Impala Platinum Holdings, Ltd.	162,600	13,824,788
Kumba Resources, Ltd.	1,323,100	10,333,508
Old Mutual PLC	5,558,300	14,139,591
Sanlam, Ltd.	2,789,900	6,437,755
Sappi, Ltd.	772,600	11,382,436
Sasol, Ltd.	548,700	11,784,815
Steinhoff International
Holdings, Ltd.	6,606,156	14,774,806

Total South Africa		97,556,079

South Korea—18.9%
Daewoo Shipbuilding & Marine
Engineering Co., Ltd. GDR (d)	332,600	8,730,750
Hite Brewery Co., Ltd.	75,300	6,219,233
Hyundai Motor Co.	159,100	8,529,801
Kookmin Bank (a)	536,983	21,008,319
KT Corp. Sponsored ADR (c)	384,236	8,380,187
LG Chem, Ltd.	174,800	6,965,321
LG Electronics, Inc.	100,700	6,235,384
LG Household & Health Care, Ltd.	231,500	6,138,596
LG Philips LCD Co., Ltd. ADR (c)	318,700	5,733,413
POSCO	41,900	7,568,876
POSCO ADR (c)	42,000	1,870,260
Samsung Electronics Co., Ltd.	75,181	32,717,388
Samsung Fire & Marine
Insurance Co., Ltd.	121,838	9,592,153
Samsung SDI Co., Ltd.	62,700	6,844,185
SK Telecom Co., Ltd.	80,930	15,401,092

Total South Korea		151,934,958

Taiwan—7.4%
Advantech Co., Ltd.	3,569,327	8,672,710
Chinatrust Financial
Holding Co., Ltd.	5,307,513	6,347,578
Compal Electronics, Inc.	2,787,145	2,788,025
Compal Electronics, Inc. GDR (c)	506,590	2,517,752
Fubon Financial Holding Co., Ltd.	8,322,000	8,534,711
Hon Hai Precision
Industry Co., Ltd.	2,934,269	13,611,156
Taiwan Semiconductor
Manufacturing Co., Ltd.	10,482,000	16,703,724

Total Taiwan		59,175,656

Thailand—0.5%
Thai Union Frozen Products PCL	6,841,600	4,367,353

Turkey—1.6%
Akbank TAS	2,044,824,550	12,661,687

Venezuela—1.2%
Compania Anonima Nacional
Telefonos de Venezuela ADR	422,673	9,463,649

Total Common Stocks
(Identified cost $471,626,673)		701,473,761

Preferred Stocks—8.1%
Brazil—8.1%
Caemi Mineracao e
Metalurgia SA (a)	25,670,900	22,036,767
Companhia Brasileira de
Distribuicao Grupo Pao de
Acucar Sponsored ADR (c)	214,600	5,493,760
Companhia de Bebidas das
Americas ADR (c)	301,791	8,549,739
Companhia Paranaense de
Energia-Copel Sponsored ADR (c)	2,070,199	9,253,789
Telemar Norte Leste SA	471,017	11,979,367
Usinas Siderurgicas de
Minas Gerais SA	382,700	7,773,594

Total Brazil		65,087,016

Total Preferred Stocks
(Identified cost $38,443,945)		65,087,016

	Principal
	Amount
	(000)

Short-Term Investments—9.6%
Repurchase Agreement—2.2%
State Street Bank and Trust Co.,
1.40%, 01/03/05
(Dated 12/31/04, collateralized by
$18,220,000 United States Treasury
Note, 2.50%, 09/30/06, with a
value of $18,172,847)
Proceeds of $17,817,078	$ 17,815	17,815,000

Collateral for Securities
on Loan—7.4%
State Street Navigator Securities
Lending Prime Portfolio,
2.19% (e), (f)	59,243	59,243,223

Total Short-Term Investments
(Identified cost $77,058,223)		77,058,223

Total Investments
(Identified cost $587,128,841) (b) .	105.2%	$843,619,000
Liabilities in Excess of Cash and
Other Assets	(5.2)	(41,484,709)

Net Assets	100.0%	$802,134,291

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2004

	Principal
	Amount
Description	(000)	Value

Lazard Bond Portfolio
Collateralized Mortgage
Obligation—2.3%
Federal National Mortgage Association,
Series 2003-8, Class BN,
4.50%, 03/25/16
(Identified cost $907,115)(j)	$892	$901,275

Corporate Bonds—43.1%
Aerospace & Defense—0.9%
Boeing Capital Corp.,
5.75%, 02/15/07 (c)	320	334,302

Automotive—3.6%
Ford Motor Credit Co.:
7.00%, 10/01/13 (c)	245	258,928
7.25%, 10/25/11 (c)	190	203,234
General Motors Acceptance Corp.,
6.875%, 09/15/11 (c)	470	480,207
Lear Corp.,
5.75%, 08/01/14 (c), (d)	450	456,655
Venture Holdings Co. LLC,
12.00%, 06/01/09 (a), (h)	50	5

		1,399,029

Banking—4.5%
Bank One Corp.,
6.00%, 08/01/08	350	374,620
U.S. Bancorp,
3.125%, 03/15/08	425	417,570
Wachovia Corp.,
4.95%, 11/01/06 (c)	450	462,117
Wells Fargo & Co.,
5.90%, 05/21/06 (c)	485	502,702

		1,757,009

Brewery—0.8%
Anheuser-Busch Cos., Inc.,
7.50%, 03/15/12	250	297,328

Computers & Business
Equipment—1.3%
Hewlett-Packard Co.,
5.50%, 07/01/07 (c)	475	496,359

Consumer Products—0.9%
Fortune Brands, Inc.,
2.875%, 12/01/06	375	370,688

Energy—4.2%
Baker Hughes, Inc.,
6.00%, 02/15/09	495	532,853
Conoco Funding Co.,
6.35%, 10/15/11 (c)	430	479,029
Duke Capital LLC,
7.50%, 10/01/09 (c)	230	261,159
USX Corp.,
6.65%, 02/01/06	370	382,912

		1,655,953

Financial Services—10.6%
American General Finance Corp.,
5.375%, 10/01/12	345	356,823
Bear Stearns Cos., Inc.,
4.00%, 01/31/08	555	558,618
Citigroup, Inc.,
5.00%, 03/06/07	500	515,876
General Electric Capital Corp.,
5.35%, 03/30/06 (c)	365	374,774
Goldman Sachs Group, L.P.,
5.00%, 10/01/14	350	349,506
Household Finance Corp.,
6.375%, 08/01/10	430	471,010
MBNA America Bank NA,
7.125%, 11/15/12	225	256,282
MBNA Corp.,
5.625%, 11/30/07	265	277,295
Morgan Stanley,
4.75%, 04/01/14 (c)	485	472,630
SLM Corp.,
4.00%, 01/15/09	530	530,046

		4,162,860

Food & Beverages—1.3%
Sara Lee Corp.,
6.25%, 09/15/11	475	526,435

Forest & Paper Products—0.6%
Weyerhaeuser Co.,
6.75%, 03/15/12	215	242,522

Insurance—2.0%
Allstate Corp.,
7.50%, 06/15/13	255	302,027
MetLife, Inc.,
5.00%, 11/24/13 (c)	490	491,783

		793,810

Medical Products & Services—0.8%
Amgen, Inc.,
4.85%, 11/18/14 (d)	300	300,025

Multimedia—0.7%
Viacom, Inc.,
7.75%, 06/01/05	285	290,072

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2004

	Principal
	Amount
Description	(000)	Value

Lazard Bond Portfolio (concluded)
Retail—0.7%
Wal-Mart Stores, Inc.,
6.875%, 08/10/09	$240	$269,437

Telecommunications—2.8%
AT&T Wireless Services, Inc.,
8.125%, 05/01/12 (c)	350	422,918
SBC Communications, Inc.,
5.10%, 09/15/14 (c)	400	403,710
Verizon Global Funding Corp.,
6.125%, 06/15/07 (c)	250	264,444

		1,091,072

Transportation—1.2%
Norfolk Southern Corp.,
6.75%, 02/15/11 (c)	410	460,975

Utilities—6.2%
Alabama Power Co.,
2.65%, 02/15/06	345	343,106
MidAmerican Energy Co.,
6.375%, 06/15/06	454	472,583
Public Service Electric & Gas Co.,
6.375%, 05/01/08	500	536,452
Virginia Electric & Power Co.,
5.375%, 02/01/07	575	595,489
Wisconsin Electric Power Co.,
4.50%, 05/15/13	500	494,201

		2,441,831

Total Corporate Bonds
(Identified cost $16,869,171)		16,889,707

Mortgage Pass-Through
Securities—10.7%
Federal National Mortgage Association:
Pool #255317
5.50%, 07/01/19	1,805	1,867,359
4.00%, TBA	1,230	1,200,404
4.50%, TBA	1,150	1,111,187

Total Mortgage Pass-Through
Securities
(Identified cost $4,186,721)		4,178,950

U.S. Government Securities—14.5%
Federal Home Loan Mortgage Corp.,
1.875%, 02/15/06	2,660	2,626,049
Federal National Mortgage Association:
2.323%, 01/19/05	1,200	1,198,650
4.625%, 10/15/13 (j)	1,440	1,452,776
4.625%, 10/15/14	400	400,264

Total U.S. Government Securities
(Identified cost $5,674,979)		5,677,739

U.S. Treasury Securities—29.1%
United States Treasury Notes:
2.50%, 10/31/06	10,645	10,546,001
5.375%, 02/15/31	800	864,872

Total U.S. Treasury Securities
(Identified cost $11,421,168)		11,410,873

Short-Term Investments—19.4%
Repurchase Agreement—3.2%
State Street Bank and Trust Co.,
1.40%, 01/03/05
(Dated 12/31/04, collateralized by
$1,300,000 United States Treasury
Note, 2.50%, 09/30/06, with a
value of $1,296,636)
Proceeds of $1,267,148	1,267	1,267,000

Collateral for Securities
on Loan—16.2%
State Street Navigator Securities
Lending Prime Portfolio,
2.19% (e), (f)	6,355	6,355,338

Total Short-Term Investments
(Identified cost $7,622,338)		7,622,338

Total Investments
(Identified cost $46,681,492) (b)	119.1%	$46,680,882
Liabilities in Excess of Cash and
Other Assets	(19.1)	(7,469,945)

Net Assets	100.0%	$39,210,937

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2004

	Principal
	Amount
Description	(000)	Value

Lazard High Yield Portfolio
Corporate Bonds—91.6%
Aerospace & Defense—1.4%
Sequa Corp.,
8.875%, 04/01/08 (c)	$1,300	$1,423,500

Agriculture—1.7%
Case New Holland, Inc.,
6.00%, 06/01/09 (c), (d)	725	706,875
Southern States Cooperative, Inc.,
10.50%, 11/01/10 (d)	1,000	1,025,000

		1,731,875

Apparel & Textiles—0.4%
Foamex L.P.,
9.875%, 06/15/07	470	385,400

Automotive—3.7%
Affinia Group, Inc.,
9.00%, 11/30/14 (d)	250	260,625
Dana Corp.,
9.00%, 08/15/11	1,100	1,353,407
HLI Operating Co., Inc.,
10.50%, 06/15/10 (c)	520	557,700
TRW Automotive, Inc.:
9.375%, 02/15/13 (c)	870	1,009,200
11.00%, 02/15/13 (c)	227	273,535
Venture Holdings Co. LLC,
12.00%, 06/01/09 (a), (h)	2,840	284
Visteon Corp.,
7.00%, 03/10/14 (c)	400	382,000

		3,836,751

Building & Construction—1.1%
KB Home,
7.75%, 02/01/10 (c)	1,060	1,147,450

Building Materials—1.6%
Legrand SA,
8.50%, 02/15/25	925	1,091,500
Texas Industries, Inc.,
10.25%, 06/15/11	525	614,250

		1,705,750

Cable Television—4.9%
Charter Communications Holdings LLC,
10.75%, 10/01/09	650	591,500
CSC Holdings, Inc.,
7.625%, 04/01/11 (c)	1,002	1,079,655
EchoStar DBS Corp.:
5.75%, 10/01/08 (c)	250	253,125
6.625%, 10/01/14 (d)	310	313,875
9.125%, 01/15/09 (c)	195	214,500
Mediacom Broadband LLC,
11.00%, 07/15/13 (c)	825	886,875
Pegasus Communications Corp.,
12.50%, 08/01/07 (h)	275	176,688
Rogers Cable, Inc.,
6.25%, 06/15/13 (c)	605	606,512
Shaw Communications, Inc.,
7.25%, 04/06/11 (c)	900	992,250

		5,114,980

Chemicals—5.0%
Acetex Corp.,
10.875%, 08/01/09	1,000	1,087,500
ARCO Chemical Co.,
9.80%, 02/01/20 (c)	535	609,900
Ethyl Corp.,
8.875%, 05/01/10	300	331,500
Huntsman ICI Chemicals,
10.125%, 07/01/09 (c)	825	868,312
Huntsman International LLC,
9.875%, 03/01/09	325	356,688
ISP Holdings, Inc.,
10.625%, 12/15/09	524	580,330
Lyondell Chemical Co.,
9.625%, 05/01/07 (c)	500	550,000
Rockwood Specialties Group, Inc.,
7.50%, 11/15/14 (d)	250	259,375
Westlake Chemical Corp.,
8.75%, 07/15/11	471	532,230

		5,175,835

Consumer Products—1.9%
Icon Health & Fitness, Inc.,
11.25%, 04/01/12	405	340,200
Riddell Bell Holdings, Inc.,
8.375%, 10/01/12 (d)	250	258,750
Sola International, Inc.,
6.875%, 03/15/08	1,360	1,375,218

		1,974,168

Containers—2.0%
Crown Euro Holdings SA:
9.50%, 03/01/11 (c)	875	997,500
10.875%, 03/01/13 (c)	500	591,250
Graham Packaging Co., Inc.:
8.50%, 10/15/12 (d)	250	262,500
9.875%, 10/15/14 (d)	250	266,875

		2,118,125

Diversified—1.5%
AMSTED Industries, Inc.,
10.25%, 10/15/11 (d)	1,345	1,519,850

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2004

	Principal
	Amount
Description	(000)	Value

Lazard High Yield Portfolio (continued)
Electronics—2.5%
Freescale Semiconductor, Inc.,
7.125%, 07/15/14 (c)	$750	$813,750
PerkinElmer, Inc.,
8.875%, 01/15/13	650	741,000
Thomas & Betts Corp.,
7.25%, 06/01/13	1,000	1,096,918

		2,651,668

Energy—3.4%
ANR Pipeline, Inc.,
8.875%, 03/15/10 (c)	500	560,000
Chesapeake Energy Corp.,
9.00%, 08/15/12 (c)	535	611,237
CITGO Petroleum Corp.,
6.00%, 10/15/11 (d)	275	273,625
Compton Petroleum Corp.,
9.90%, 05/15/09	245	270,725
Harvest Operations Corp.,
7.875%, 10/15/11 (d)	325	327,438
Northwest Pipeline Corp.,
8.125%, 03/01/10	850	940,312
Southern Natural Gas Co.,
8.875%, 03/15/10	500	560,000

		3,543,337

Environmental—0.9%
Allied Waste North America, Inc.,
8.875%, 04/01/08 (c)	230	246,100
Browning-Ferris Industries, Inc.,
7.40%, 09/15/35	775	678,125

		924,225

Equipment Rental—2.0%
H&E Equipment Services LLC,
11.125%, 06/15/12	780	858,000
United Rentals North America, Inc.,
6.50%, 02/15/12	500	487,500
Williams Scotsman, Inc.,
9.875%, 06/01/07 (c)	700	700,000

		2,045,500

Financial Services—0.4%
Finance One PLC:
0.00%, 01/03/05 (a), (h), (k), (m)	20,000	0
Morgan Guarantee Trust,
0.00%, 07/31/06 (a), (h), (k), (m)	10,569	0
Refco Finance Holdings LLC,
9.00%, 08/01/12 (d)	375	410,625

		410,625

Food & Beverages—1.5%
Burns Philp Capital Property, Ltd.,
9.75%, 07/15/12	635	698,500
Chiquita Brands International, Inc.,
7.50%, 11/01/14 (d)	560	567,000
Dole Foods Co., Inc.,
8.875%, 03/15/11	275	299,062

		1,564,562

Forest & Paper Products—5.0%
Bowater Canada Finance,
7.95%, 11/15/11	1,050	1,131,452
Caraustar Industries, Inc.,
9.875%, 04/01/11 (c)	100	108,500
Georgia-Pacific Corp.:
8.875%, 02/01/10	275	320,031
9.50%, 12/01/11 (c)	500	616,250
Kappa Beheer BV,
10.625%, 07/15/09	1,235	1,309,100
Smurfit Capital Funding PLC,
7.50%, 11/20/25	1,760	1,751,200

		5,236,533

Gaming—5.7%
Majestic Star Casino LLC,
9.50%, 10/15/10 (c)	500	530,000
Mandalay Resort Group:
9.375%, 02/15/10 (c)	1,035	1,205,775
10.25%, 08/01/07 (c)	655	740,150
Sun International Hotels, Ltd.,
8.875%, 08/15/11	990	1,081,575
Venetian Casino Resort LLC,
11.00%, 06/15/10	1,275	1,455,094
Wheeling Island Gaming, Inc.,
10.125%, 12/15/09	405	431,325
Wynn Las Vegas LLC,
6.625%, 12/01/14 (d)	500	495,000

		5,938,919

Health Services—2.8%
Fresenius Medical Capital Trust,
7.875%, 02/01/08 (c)	1,120	1,209,600
Service Corp. International,
6.875%, 10/01/07	1,635	1,702,444

		2,912,044

Hotels—4.2%
Host Marriott L.P.,
9.25%, 10/01/07 (c)	1,285	1,432,775
ITT Corp.,
7.375%, 11/15/15 (c)	750	834,375

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2004

	Principal
	Amount
Description	(000)	Value

Lazard High Yield Portfolio (continued)
John Q. Hammons Hotels,
8.875%, 05/15/12 (c)	$585	$661,050
La Quinta Properties, Inc.,
8.875%, 03/15/11	775	864,125
MeriStar Hospitality Corp.:
9.00%, 01/15/08	295	310,856
9.125%, 01/15/11 (c)	270	291,600

		4,394,781

Insurance—2.9%
Crum & Forster Holdings Corp.,
10.375%, 06/15/13	1,100	1,226,500
Leucadia National Corp.,
7.00%, 08/15/13	950	978,500
Presidential Life Corp.,
7.875%, 02/15/09	865	865,000

		3,070,000

Leisure & Entertainment—0.7%
Intrawest Corp.,
7.50%, 10/15/13 (d)	300	319,125
Royal Caribbean Cruises, Ltd.,
8.00%, 05/15/10 (c)	400	452,000

		771,125

Manufacturing—0.7%
Goodman Global Holdings, Inc.,
7.875%, 12/15/12 (d)	775	767,250

Media-Diversified—2.0%
CanWest Media, Inc.,
8.00%, 09/15/12 (d)	1,910	2,049,196

Medical Products & Services—2.1%
Elan Finance PLC,
7.75%, 11/15/11 (d)	175	186,375
Medquest, Inc.,
11.875%, 08/15/12 (c)	635	746,125
NDCHealth Corp.,
10.50%, 12/01/12	760	817,000
Tenet Healthcare Corp.,
7.375%, 02/01/13 (c)	500	485,000

		2,234,500

Metals & Mining—2.6%
Arch Western Resources LLC:
6.75%, 07/01/13 (c), (l)	675	696,937
6.75%, 07/01/13 (d)	325	335,563
Century Aluminum Co.,
7.50%, 08/15/14 (d)	225	239,625
Peabody Energy Corp.,
6.875%, 03/15/13 (c)	500	541,250
Wolverine Tube, Inc.,
7.375%, 08/01/08 (d)	890	881,100

		2,694,475

Printing & Publishing—2.3%
Dex Media East LLC,
12.125%, 11/15/12 (j)	195	237,656
Phoenix Color Corp.,
10.375%, 02/01/09	515	448,694
RH Donnelley Finance Corp.,
10.875%, 12/15/12	440	522,500
The Sheridan Group, Inc.,
10.25%, 08/15/11	300	328,125
Vertis, Inc.,
10.875%, 06/15/09 (c)	765	830,025

		2,367,000

Real Estate—3.3%
AMR Real Estate Partners,
8.125%, 06/01/12	350	373,187
CB Richard Ellis Services, Inc.,
9.75%, 05/15/10	227	258,780
Forest City Enterprises, Inc.,
7.625%, 06/01/15	475	503,500
LNR Property Corp.,
7.25%, 10/15/13	1,350	1,520,437
Senior Housing Properties Trust,
7.875%, 04/15/15	275	303,188
Tanger Properties L.P.,
9.125%, 02/15/08	400	440,000

		3,399,092

Restaurants—0.3%
Landry’s Restaurants, Inc.,
7.50%, 12/15/14 (d)	275	272,938

Retail—4.0%
Rite Aid Corp.,
11.25%, 07/01/08	1,010	1,095,850
Saks, Inc.,
9.875%, 10/01/11	1,250	1,481,250
ShopKo Stores, Inc.,
9.25%, 03/15/22	910	942,987
The Jean Coutu Group (PJC), Inc.,
8.50%, 08/01/14 (c), (d)	625	640,625

		4,160,712

Shipping—1.1%
CP Ships, Ltd.,
10.375%, 07/15/12	990	1,142,213

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2004

	Principal
	Amount
Description	(000)	Value

Lazard High Yield Portfolio (continued)
Steel—1.5%
International Steel Group, Inc.,
6.50%, 04/15/14	$725	$777,563
United States Steel Corp.,
9.75%, 05/15/10	294	335,160
United States Steel LLC,
10.75%, 08/01/08	364	428,610

		1,541,333

Support Services—0.5%
Coinmach Corp.,
9.00%, 02/01/10	461	481,745

Telecommunications—5.8%
Alamosa Delaware, Inc.,
0.00%, 07/31/09 (i)	380	412,300
American Cellular Corp.,
10.00%, 08/01/11	625	535,938
FairPoint Communications, Inc.,
11.875%, 03/01/10	975	1,140,750
MCI, Inc.,
7.688%, 05/01/09 (l)	500	517,500
Nextel Communications, Inc.,
6.875%, 10/31/13	560	607,600
PanAmSat Corp.,
9.00%, 08/15/14 (d)	725	809,281
Qwest Services Corp.,
14.00%, 12/15/10 (d), (l)	710	853,775
Rogers Wireless, Inc.,
9.625%, 05/01/11 (c)	1,000	1,172,500

		6,049,644

Tobacco—0.8%
DIMON, Inc.,
7.75%, 06/01/13	810	850,500

Transportation—2.8%
Kansas City Southern Railway Co.,
7.50%, 06/15/09	610	640,500
Laidlaw International, Inc.,
10.75%, 06/15/11	1,075	1,255,062
Stena AB,
7.50%, 11/01/13	925	968,938

		2,864,500

Utilities—4.6%
AES Corp.,
9.375%, 09/15/10	125	145,313
Alliant Energy Resources, Inc.,
9.75%, 01/15/13	500	649,125
Calpine Corp.,
7.875%, 04/01/08 (c)	770	627,550
Mission Energy Holding Co.,
13.50%, 07/15/08 (c)	500	623,750
MSW Energy Holdings LLC:
7.375%, 09/01/10	425	446,250
8.50%, 09/01/10	695	761,025
Reliant Energy, Inc.,
6.75%, 12/15/14 (c)	525	521,719
Reliant Energy Resources Corp.,
8.125%, 07/15/05	750	769,754
Texas Genco LLC,
6.875%, 12/15/14 (d)	250	258,437

		4,802,923

Total Corporate Bonds
(Identified cost $90,273,122)		95,275,024

Structured Note—0.1%
Mauritius—0.1%
Standard Bank Johannesburg
Credit Link Deposit,
7.50%, 01/07/05
(Identified cost $96,472) (m)	2,500	88,627

	Shares
Preferred Stocks—1.9%
Broadcasting—0.9%
Paxson Communications Corp.
14.25%, 11/15/06 (c)	125	918,750

Telecommunications—1.0%
Alamosa Holdings, Inc.
7.20%, 07/31/13 (c)	1,172	1,084,100

Total Preferred Stocks
(Identified cost $1,195,666)		2,002,850

Warrants—0.0%
Cable Television—0.0%
Ono Finance PLC:
05/31/09 (a), (d), (g)	500	5
03/16/11 (a), (d), (g)	470	4

		9

Retail—0.0%
Travelcenters of America, Inc.:
05/01/09 (a), (d), (g)	810	8
05/01/09 (a), (g)	965	10

		18

Total Warrants
(Identified cost $74,226)		27

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (concluded)
December 31, 2004

	Principal

	Amount

Description	(000)

		Value

Lazard High Yield Portfolio (concluded)

Short-Term Investments—29.2%

Repurchase Agreement—4.4%

State Street Bank and Trust Co.,

1.40%, 01/03/05

(Dated 12/31/04, collateralized by

$4,615,000 United States Treasury

Note, 2.50%, 09/30/06, with a

value of $4,603,056)

Proceeds of $4,509,526	$4,509
$
		4,509,000

Collateral for Securities

on Loan—24.8%

State Street Navigator Securities

Lending Prime Portfolio,

2.19% (e), (f)	$25,813
$
		25,813,165

Total Short-Term Investments

(Identified cost $30,322,165)

		30,322,165

Total Investments

(Identified cost $121,961,651) (b)	122.8%
$
		127,688,693
Liabilities in Excess of Cash and

Other Assets	(22.8)

		(23,707,150)

Net Assets	100.0%
$
		103,981,543

Forward Currency Contracts open at December 31, 2004:
			U.S. $ Cost	U.S. $
Foreign Currency	Expiration	Foreign	on Origination	Current	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation

Russian Ruble	01/20/05	2,724,900	$93,000	$98,324	$5,324
Russian Ruble	01/20/05	3,824,640	128,000	138,006	10,006

Total Forward Currency Contracts open at December 31, 2004			$221,000	$236,330	$15,330

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Portfolios of Investments
December 31, 2004

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) is as follows:

		Aggregate	Aggregate	Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Portfolio	Cost	Appreciation	Depreciation	(Depreciation)

Equity	$146,349,695	$20,669,676	$1,186,458	$19,483,218
U.S. Strategic Equity	495,000	—	—	—
Mid Cap	79,719,564	14,642,001	613,889	14,028,112
Small Cap	472,787,691	80,651,110	6,833,463	73,817,647
International Equity	1,714,794,451	279,085,889	12,935,663	266,150,226
International Equity Select	13,322,738	3,938,173	85,798	3,852,375
International Small Cap	575,667,315	246,488,456	3,446,205	243,042,251
Emerging Markets	592,152,480	260,522,594	9,056,074	251,466,520
Bond	46,682,392	164,012	165,522	(1,510)
High Yield	122,277,172	8,806,040	3,394,519	5,411,521

(c)	Security or portion thereof is out on loan.

(d)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.”

(e)	Rate shown reflects 7 day yield as of December 31, 2004.

(f)	Represents security purchased with cash collateral received for securities on loan.

(g)	Date shown is the expiration date.

(h)	Issue in default.

(i)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at December 31, 2004, which may step up at a future date.

(j)	Segregated security for when-issued purchases and/or forward currency contracts.

(k)	Bankrupt issuer; security valued at zero.

(l)	Variable rate security. Interest rate shown is the rate in effect at December 31, 2004.

(m)	Principal amount denominated in respective country’s currency.

Security Abbreviations: ADR — American Depositary Receipt GDR — Global Depositary Receipt REIT — Real Estate Investment Trust TBA — To Be Announced

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Portfolios of Investments (concluded)
December 31, 2004

Portfolio holdings by industry, for those Portfolios previously presented by country:

	Lazard	Lazard	Lazard	Lazard
	International	International	International	Emerging
	Equity	Equity Select	Small Cap	Markets
	Portfolio	Portfolio	Portfolio	Portfolio

Industry
Aerospace & Defense	—%	—%	—%	0.9%
Apparel & Textiles	—	—	6.1	3.0
Automotive	4.4	—	4.5	2.0
Banking	16.4	21.7	6.4	9.9
Brewery	0.9	2.9	—	2.9
Broadcasting	—	—	—	1.1
Building & Construction	1.1	—	7.4	2.1
Business Services & Supplies	—	—	5.9	—
Chemicals	1.6	—	—	2.4
Computer Services	—	—	3.6	—
Computers & Business Equipment	1.3	—	—	4.9
Cosmetics & Toiletries	—	2.8	—	—
Diversified	6.0	5.8	4.4	—
Drugs & Health Care	8.6	13.5	1.4	1.8
Education	—	—	0.5	—
Electrical Equipment	0.5	—	—	—
Electronics	3.4	2.8	2.7	6.4
Financial Services	4.7	8.0	8.4	3.2
Food & Beverages	4.7	9.4	1.6	2.0
Forest & Paper Products	1.3	—	—	2.1
Household Products & Home Furnishings	—	—	3.5	3.5
Industrial & Machinery	—	—	1.1	—
Insurance	3.5	4.1	2.6	3.8
Leisure & Entertainment	—	—	4.0	—
Manufacturing	—	—	1.0	—
Medical Products & Services	—	—	1.5	—
Metals & Mining	1.0	—	—	10.1
Multimedia	1.6	—	—	—
Oil & Gas	11.2	11.8	2.8	5.7
Printing & Publishing	0.6	—	5.0	—
Real Estate	1.4	—	4.8	—
Restaurants	—	—	0.7	—
Retail	4.1	4.4	11.3	0.7
Security Services	—	—	2.1	—
Semiconductors & Components	2.4	—	—	2.1
Shipbuilding	—	—	—	1.1
Steel	—	—	—	2.2
Telecommunications	10.0	4.2	2.5	15.7
Telecommunications Equipment	—	4.1	—	—
Tobacco	1.4	—	1.9	3.3
Transportation	0.9	—	—	1.6
Utilities	5.5	2.0	—	1.1

Subtotal	98.5	97.5	97.7	95.6
Repurchase Agreements	1.5	2.4	1.9	2.2
Collateral for Securities on Loan	23.9	—	13.5	7.4

Total Investments	123.9%	99.9%	113.1%	105.2%

The accompanying notes are an integral part of these financial statements.

[This page intentionally left blank.]

The Lazard Funds, Inc.
Statements of Assets and Liabilities
December 31, 2004

		Lazard
	Lazard	U.S. Strategic	Lazard
	Equity	Equity	Mid Cap
	Portfolio	Portfolio	Portfolio

ASSETS
Investments in securities, at value	$161,672,913	$—	$91,162,676
Repurchase Agreements, at value	4,160,000	495,000	2,585,000
Cash	5,022	24	4,852
Foreign currency	—	—	—
Receivables for:
Investments sold	—	—	266,965
Dividends and interest	162,364	19	56,985
Capital stock sold	1,446,796	—	739,857
Amount due from Investment Manager	—	8,810	—
Gross appreciation on forward currency contracts	—	—	—
Deferred offering expenses	—	29,226	—

Total assets	167,447,095	533,079	94,816,335

LIABILITIES
Payables for:
Amount due to Custodian	—	—	—
Management fees	86,239	—	49,306
Accrued distribution fees	4,417	1	6,214
Accrued directors' fees	561	—	339
Amounts due upon return of securities on loan	28,958,667	—	7,209,879
Investments purchased	130,700	—	683,707
Capital stock repurchased	1,123,275	—	520
Dividends	—	—	—
Other accrued expenses and payables	29,666	33,053	23,356

Total liabilities	30,333,525	33,054	7,973,321

Net assets	$137,113,570	$500,025	$86,843,014

NET ASSETS
Paid in capital	$137,278,832	500,000	$70,748,580
Undistributed (distributions in excess of)
net investment income	85,376	25	59,895
Accumulated undistributed net realized gain (loss)	(20,889,544)	—	1,676,195
Net unrealized appreciation (depreciation) on:
Investments	20,638,906	—	14,358,344
Foreign currency	—	—	—

Net assets	$137,113,570	$500,025	$86,843,014

Institutional Shares
Net assets	$116,020,851	$400,021	$56,430,759
Shares of capital stock outstanding*	7,233,860	40,000	4,275,005
Net asset value, offering and redemption price per share	$16.04	$10.00	$13.20
Open Shares
Net assets	$21,092,719	$100,004	$30,412,255
Shares of capital stock outstanding*	1,314,098	10,000	2,328,775
Net asset value, offering and redemption price per share	$16.05	$10.00	$13.06

Cost of investments in securities and repurchase agreements	$145,194,007	$495,000	$79,389,332
Cost of foreign currency	$—	$—	$—

*$0.001 par value, 1,750,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

	Lazard	Lazard	Lazard	Lazard
Lazard

	International	International	International	Emerging	Lazard	Lazard
Small Cap

	Equity	Equity Select	Small Cap	Markets	Bond	High Yield
Portfolio

	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$524,706,338

	$1,956,977,677	$16,766,113	$805,071,566	$825,804,000	$45,413,882	$123,179,693
21,899,000

	23,967,000	409,000	13,638,000	17,815,000	1,267,000	4,509,000
1,207

	—	5,395	—	—	5,655	—
—

	—	—	—	254,857	—	—

2,998,054

	—	—	236,844	6,485,317	—	—
233,596

	2,510,832	24,902	2,896,721	1,426,091	352,005	2,003,271
147,899

	836,736	11,409	903,472	11,790,650	895,830	227,452
—

	—	1,135	—	—	—	—
—

	—	—	—	—	—	15,330
—

	—	—	—	—	—	—

549,986,094

	1,984,292,245	17,217,954	822,746,603	863,575,915	47,934,372	129,934,746

—

	11,367	—	763	818	—	50
276,730

	1,013,053	—	444,044	633,222	16,354	23,903
10,499

	18,600	1,416	9,597	6,097	—	1,620
2,111

	6,656	70	2,934	3,150	162	403
107,840,956

	382,086,253	—	97,693,958	59,243,223	6,355,338	25,813,165
512,267

	—	—	819,244	41,323	2,320,473	—
75,003

	1,721,667	—	1,872	1,269,216	10,000	11,195
—

	—	—	—	—	3,211	85,573
66,817

	231,225	17,082	123,261	244,575	17,897	17,294

108,784,383

	385,088,821	18,568	99,095,673	61,441,624	8,723,435	25,953,203

$441,201,711

	$1,599,203,424	$17,199,386	$723,650,930	$802,134,291	$39,210,937	$103,981,543

$346,724,324

	$1,829,282,383	$13,958,155	$431,372,967	$537,769,245	$44,017,055	$156,545,629

198,431

	23,302,461	1,252	1,686,085	23,548	(3,211)	(233,179)
19,156,119

	(532,139,860)	(667,276)	47,234,055	7,798,508	(4,802,297)	(58,073,279)

75,122,837

	278,695,632	3,907,255	243,274,951	256,490,159	(610)	5,727,042
—

	62,808	—	82,872	52,831	—	15,330

$441,201,711

	$1,599,203,424	$17,199,386	$723,650,930	$802,134,291	$39,210,937	$103,981,543

$390,906,358

	$1,509,461,885	$10,454,976	$674,065,728	$771,597,995	$39,210,937	$96,758,899
20,752,662

	116,921,520	929,081	35,037,543	55,176,272	4,024,310	17,697,485
$18.84

	$12.91	$11.25	$19.24	$13.98	$9.74	$5.47

$50,295,353

	$89,741,539	$6,744,410	$49,585,202	$30,536,296	N/A	$7,222,644
2,678,808

	6,934,136	598,095	2,580,283	2,171,237	N/A	1,317,990
$18.78

	$12.94	$11.28	$19.22	$14.06	N/A	$5.48

$471,482,501

	$1,702,249,045	$13,267,858	$575,434,615	$587,128,841	$46,681,492	$121,961,651
$—

	$—	$—	$—	$248,183	$—	$—

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Operations
For the period ended December 31, 2004

		Lazard
	Lazard	U.S. Strategic	Lazard
	Equity	Equity	Mid Cap
	Portfolio	Portfolio***	Portfolio

INVESTMENT INCOME
Income:
Dividends	$2,534,084	$—	$803,563
Interest	54,005	43	32,294
Income from securities loaned	3,086	—	13,745

Total investment income*	2,591,175	43	849,602

Expenses:
Management fees	976,108	11	508,038
Administration fees	71,233	61	58,714
Distribution fees (Open Shares)	49,281	1	54,192
Custodian fees	80,968	—	77,829
Shareholders’ services	61,543	3,667	55,387
Professional services	46,682	5,000	43,595
Directors’ fees and expenses	9,819	—	5,152
Registration fees	24,555	—	24,996
Shareholders’ reports	10,561	50	4,183
Merger	—	—	—
Other	7,388	50	4,308

Total gross expenses	1,338,138	8,840	836,394
Management fees waived and expenses reimbursed	—	(8,822)	(59,910)
Expense reductions	—	—	(1,202)

Total net expenses	1,338,138	18	775,282

Net Investment Income	1,253,037	25	74,320

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments**	10,945,033	—	9,121,513
Foreign currency	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	3,139,694	—	6,244,476
Foreign currency	—	—	—

Net realized and unrealized gain (loss) on investments
and foreign currency	14,084,727	—	15,365,989

Net increase in net assets resulting from operations	$15,337,764	$25	$15,440,309

*Net of foreign withholding taxes of	$5,979	$—	$—

**Net of foreign capital gains taxes of	$—	$—	$—

***Portfolio commenced operations on December 30, 2004.

The accompanying notes are an integral part of these financial statements.

	Lazard	Lazard	Lazard	Lazard
Lazard	International	International	International	Emerging	Lazard	Lazard
Small Cap	Equity	Equity Select	Small Cap	Markets	Bond	High Yield
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$4,338,815	$43,026,575	$423,869	$17,762,512	$17,860,906	$—	$190,274
141,125	384,196	7,022	165,050	245,085	1,609,945	8,461,207
167,540	884,265	—	758,410	118,312	1,548	7,678

4,647,480	44,295,036	430,891	18,685,972	18,224,303	1,611,493	8,659,159

3,748,542	13,758,692	138,775	5,276,124	6,701,038	220,551	550,455
145,392	329,635	48,399	186,258	179,535	53,977	65,193
124,902	231,951	16,639	56,540	55,787	8,851	10,192
172,696	2,024,434	45,804	945,674	1,637,814	47,739	85,266
80,000	90,096	50,078	68,778	76,823	40,213	51,257
65,395	129,746	40,948	75,662	74,090	46,985	45,284
38,026	137,448	1,230	53,261	50,893	4,102	9,264
28,536	30,888	23,520	29,744	30,591	17,628	27,145
22,334	34,461	2,422	11,987	124,429	2,304	2,405
—	—	—	—	—	—	67,202
31,129	93,797	1,950	33,576	31,276	3,417	7,664

4,456,952	16,861,148	369,765	6,737,604	8,962,276	445,767	921,327
—	—	(162,004)	—	(23,400)	(13,219)	(357,923)
—	—	—	—	—	—	—

4,456,952	16,861,148	207,761	6,737,604	8,938,876	432,548	563,404

190,528	27,433,888	223,130	11,948,368	9,285,427	1,178,945	8,095,755

99,688,308	320,612,764	770,295	115,415,506	93,770,742	(108,311)	5,592,742
—	(3,239,048)	—	(1,174,091)	(776,769)	—	(34,713)

(31,648,021)	(109,552,982)	1,423,483	68,827,181	85,083,144	(203,076)	(4,274,866)
—	(159,558)	—	41,716	69,571	—	15,330

68,040,287	207,661,176	2,193,778	183,110,312	178,146,688	(311,387)	1,298,493

$68,230,815	$235,095,064	$2,416,908	$195,058,680	$187,432,115	$867,558	$9,394,248

$7,557	$5,482,657	$55,640	$1,821,666	$1,997,178	$—	$—

$—	$—	$—	$—	$1,623,470	$—	$—

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets

	Lazard Equity Portfolio

	Year Ended	Year Ended
	December 31,	December 31,
	2004	2003

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,253,037	$1,177,162
Net realized gain on investments and foreign currency	10,945,033	549,013
Net change in unrealized appreciation (depreciation) on investments and foreign currency	3,139,694	26,997,003

Net increase in net assets resulting from operations	15,337,764	28,723,178

Distributions to shareholders:
From net investment income
Institutional Shares	(1,125,752)	(989,652)
Open Shares	(117,587)	(129,438)
From net realized gains
Institutional Shares	—	—
Open Shares	—	—

Net decrease in net assets resulting from distributions	(1,243,339)	(1,119,090)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	15,718,219	12,657,235
Open Shares	3,819,237	4,894,166
Net proceeds from reinvestment of distributions
Institutional Shares	1,083,342	948,562
Open Shares	112,604	129,036
Cost of shares redeemed
Institutional Shares	(25,269,034)	(25,496,713)
Open Shares	(6,560,161)	(9,805,863)

Net increase (decrease) in net assets from capital stock transactions	(11,095,793)	(16,673,577)

Redemption fees:
Institutional Shares	1,092	822
Open Shares	—	4

Net increase in net assets from redemption fees	1,092	826

Total increase (decrease) in net assets	2,999,724	10,931,337
Net assets at beginning of period	134,113,846	123,182,509

Net assets at end of period*	$137,113,570	$134,113,846

*Includes undistributed net investment income	$85,376	$75,678

**Portfolio commenced operations on December 30, 2004.

Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of period	7,816,187	8,788,212

Shares sold	1,040,408	1,003,420
Shares issued to shareholders from reinvestment of distributions	68,554	68,027
Shares repurchased	(1,691,289)	(2,043,472)

Net increase (decrease)	(582,327)	(972,025)

Shares outstanding at end of period	7,233,860	7,816,187

Open Shares:
Shares outstanding at beginning of period	1,495,813	1,837,937

Shares sold	257,757	397,725
Shares issued to shareholders from reinvestment of distributions	7,069	9,236
Shares repurchased	(446,541)	(749,085)

Net increase (decrease)	(181,715)	(342,124)

Shares outstanding at end of period	1,314,098	1,495,813

The accompanying notes are an integral part of these financial statements.

Lazard U.S. Strategic Equity Portfolio**	Lazard Mid Cap Portfolio		Lazard Small Cap Portfolio

Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2004	2004	2003	2004	2003

$25	$74,320	$144,333	$190,528	$1,768,116
—	9,121,513	1,534,351	99,688,308	21,657,252
—	6,244,476	9,138,885	(31,648,021)	128,413,247

25	15,440,309	10,817,569	68,230,815	151,838,615

—	(131,171)	(84,537)	(1,416,443)	—
—	—	(376)	(11,546)	—

—	(4,208,667)	—	(61,419,693)	—
—	(2,347,191)	—	(7,971,213)	—

—	(6,687,029)	(84,913)	(70,818,895)	—

400,000	11,043,008	8,553,024	29,762,748	48,909,080
100,000	18,922,327	6,289,197	15,360,928	23,252,966

—	4,172,147	78,432	61,347,985	—
—	2,091,099	322	7,684,046	—

—	(4,824,546)	(5,663,044)	(164,807,014)	(109,380,323)
—	(7,919,427)	(2,269,647)	(21,713,204)	(30,453,415)

500,000	23,484,608	6,988,284	(72,364,511)	(67,671,692)

—	31	—	76,341	5,257
—	2,432	32	65	390

—	2,463	32	76,406	5,647

500,025	32,240,351	17,720,972	(74,876,185)	84,172,570
—	54,602,663	36,881,691	516,077,896	431,905,326

$500,025	$86,843,014	$54,602,663	$441,201,711	$516,077,896

$25	$59,895	$110,897	$198,431	$1,692,587

—	3,448,140	3,221,004	23,900,755	27,721,008

40,000	880,758	809,533	1,486,487	3,070,928
—	320,551	7,527	3,287,204	—
—	(374,444)	(589,924)	(7,921,784)	(6,891,181)

40,000	826,865	227,136	(3,148,093)	(3,820,253)

40,000	4,275,005	3,448,140	20,752,662	23,900,755

—	1,316,266	919,414	2,582,160	3,071,851

10,000	1,518,052	630,672	768,189	1,450,205
—	161,975	31	413,116	—
—	(667,518)	(233,851)	(1,084,657)	(1,939,896)

10,000	1,012,509	396,852	96,648	(489,691)

10,000	2,328,775	1,316,266	2,678,808	2,582,160

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets (continued)

	Lazard International Equity Portfolio

	Year Ended	Year Ended
	December 31,	December 31,
	2004	2003

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$27,433,888	$37,392,472
Net realized gain (loss) on investments and foreign currency	317,373,716	4,960,370
Net change in unrealized appreciation (depreciation) on investments and foreign currency .	(109,712,540)	494,091,673

Net increase in net assets resulting from operations	235,095,064	536,444,515

Distributions to shareholders:
From net investment income
Institutional Shares	(30,925,843)	(31,748,451)
Open Shares	(1,250,602)	(928,648)
From net realized gains
Institutional Shares	—	—
Open Shares	—	—

Net decrease in net assets resulting from distributions	(32,176,445)	(32,677,099)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	163,097,180	392,045,174
Open Shares	47,862,849	127,564,373
Net proceeds from reinvestment of distributions
Institutional Shares	29,288,344	29,499,102
Open Shares	942,475	777,054
Cost of shares redeemed
Institutional Shares	(978,488,975)	(574,120,616)
Open Shares	(75,387,025)	(135,531,742)

Net increase (decrease) in net assets from capital stock transactions	(812,685,152)	(159,766,655)

Redemption fees:
Institutional Shares	22,032	75,380
Open Shares	11,526	30,726

Net increase in net assets from redemption fees	33,558	106,106

Total increase (decrease) in net assets	(609,732,975)	344,106,867
Net assets at beginning of year	2,208,936,399	1,864,829,532

Net assets at end of year*	$1,599,203,424	$2,208,936,399

* Includes undistributed (distributions in excess of) net investment income	$23,302,461	$22,484,947

Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of year	184,959,683	199,225,457

Shares sold	13,895,939	42,147,358
Shares issued to shareholders from reinvestment of distributions	2,636,545	2,885,977
Shares repurchased	(84,570,647)	(59,299,109)

Net increase (decrease)	(68,038,163)	(14,265,774)

Shares outstanding at end of year	116,921,520	184,959,683

Open Shares:
Shares outstanding at beginning of year	9,263,983	9,909,067

Shares sold	4,092,404	13,752,398
Shares issued to shareholders from reinvestment of distributions	86,183	77,164
Shares repurchased	(6,508,434)	(14,474,646)

Net increase (decrease)	(2,329,847)	(645,084)

Shares outstanding at end of year	6,934,136	9,263,983

The accompanying notes are an integral part of these financial statements.

Lazard International Equity Select Portfolio		Lazard International Small Cap Portfolio		Lazard Emerging Markets Portfolio

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2004	2003	2004	2003	2004	2003

$223,130	$383,037	$11,948,368	$11,959,648	$9,285,427	$8,801,089
770,295	(436,975)	114,241,415	(11,799,802)	92,993,973	18,970,148
1,423,483	4,873,631	68,868,897	202,082,924	85,152,715	174,451,538

2,416,908	4,819,693	195,058,680	202,242,770	187,432,115	202,222,775

(146,675)	(231,523)	(8,644,321)	(11,140,643)	(7,426,243)	(9,224,674)
(75,440)	(152,039)	(425,918)	(246,953)	(214,001)	(208,388)

—	—	(30,108,832)	—	—	—
—	—	(2,138,562)	—	—	—

(222,115)	(383,562)	(41,317,633)	(11,387,596)	(7,640,244)	(9,433,062)

1,013,621	987,204	154,015,280	110,856,192	245,879,251	141,395,646
2,340,035	3,956,422	49,794,998	26,910,078	18,383,355	19,509,655

143,335	226,521	37,482,611	10,568,551	6,440,090	8,895,258
72,092	147,030	2,306,143	231,650	198,438	198,013

(1,827,124)	(15,574,869)	(310,866,566)	(193,276,830)	(246,232,941)	(91,229,060)
(3,804,607)	(576,667)	(27,245,940)	(13,897,403)	(12,628,238)	(15,751,436)

(2,062,648)	(10,834,359)	(94,513,474)	(58,607,762)	12,039,955	63,018,076

—	—	15,415	20,946	133,408	9,661
310	—	43,395	14,378	6,063	29,110

310	—	58,810	35,324	139,471	38,771

132,455	(6,398,228)	59,286,383	132,282,736	191,971,297	255,846,560
17,066,931	23,465,159	664,364,547	532,081,811	610,162,994	354,316,434

$17,199,386	$17,066,931	$723,650,930	$664,364,547	$802,134,291	$610,162,994

$1,252	$512	$1,686,085	$(17,953)	$23,548	$(165,127)

998,366	2,707,101	41,682,946	47,805,592	54,747,562	48,534,314

100,256	112,825	8,940,178	9,579,808	21,061,554	17,358,940
12,991	23,985	2,010,868	710,730	483,490	861,467
(182,532)	(1,845,545)	(17,596,449)	(16,413,184)	(21,116,334)	(12,007,159)

(69,285)	(1,708,735)	(6,645,403)	(6,122,646)	428,710	6,213,248

929,081	998,366	35,037,543	41,682,946	55,176,272	54,747,562

740,986	323,608	1,305,808	274,030	1,716,612	1,282,739

231,464	468,666	2,797,292	2,109,505	1,559,953	2,311,880
6,518	15,526	123,786	15,620	14,820	19,003
(380,873)	(66,814)	(1,646,603)	(1,093,347)	(1,120,148)	(1,897,010)

(142,891)	417,378	1,274,475	1,031,778	454,625	433,873

598,095	740,986	2,580,283	1,305,808	2,171,237	1,716,612

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets (concluded)

	Lazard Bond Portfolio

	Year Ended	Year Ended
	December 31,	December 31,
	2004	2003

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,178,945	$1,257,432
Net realized gain (loss) on investments and foreign currency	(108,311)	495,298
Net change in unrealized appreciation (depreciation) on investments and foreign currency .	(203,076)	(515,029)

Net increase in net assets resulting from operations	867,558	1,237,701

Distributions to shareholders:
From net investment income
Institutional Shares	(1,084,733)	(1,074,171)
Open Shares	(92,674)	(201,584)

Net decrease in net assets resulting from distributions	(1,177,407)	(1,275,755)

Capital stock transactions:
Net proceeds from sales
Institutional Shares**	10,460,403	4,331,937
Open Shares	188,488	1,512,869
Net proceeds in connection with acquisition of Lazard Global High Yield Portfolio
Institutional Shares	—	—
Open Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	981,734	954,622
Open Shares	81,978	185,789
Cost of shares redeemed
Institutional Shares	(16,871,406)	(9,223,328)
Open Shares**	(8,158,292)	(4,484,738)

Net increase (decrease) in net assets from capital stock transactions	(13,317,095)	(6,722,849)

Redemption fees:
Institutional Shares	—	—
Open Shares	—	5,314

Net increase in net assets from redemption fees	—	5,314

Total increase (decrease) in net assets	(13,626,944)	(6,755,589)
Net assets at beginning of year	52,837,881	59,593,470

Net assets at end of year*	$39,210,937	$52,837,881

* Includes distributions in excess of net investment income	$(3,211)	$(11,130)

Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of year	4,558,550	4,954,685

Shares sold**	1,084,711	440,859
Shares issued in connection with acquisition of Lazard Global High Yield Portfolio	—	—
Shares issued to shareholders from reinvestment of distributions	100,483	96,885
Shares repurchased	(1,719,434)	(933,879)

Net increase (decrease)	(534,240)	(396,135)

Shares outstanding at end of year	4,024,310	4,558,550

Open Shares:
Shares outstanding at beginning of year	821,719	1,102,999

Shares sold	19,064	152,832
Shares issued in connection with acquisition of Lazard Global High Yield Portfolio	—	—
Shares issued to shareholders from reinvestment of distributions	8,347	18,854
Shares repurchased**	(849,130)	(452,966)

Net increase (decrease)	(821,719)	(281,280)

Shares outstanding at end of year	—	821,719

**Includes 761,996 shares and $7,314,403 from exchange of Open Shares to Institutional Shares on June 8, 2004 for Lazard Bond Portfolio.

The accompanying notes are an integral part of these financial statements.

Lazard High Yield Portfolio

Year Ended	Year Ended
December 31,	December 31,
2004	2003

$8,095,755	$9,584,613
5,558,029	$(604,131)
(4,259,536)	14,854,034

9,394,248	23,834,516

(7,784,628)	(9,518,725)
(311,395)	(121,859)

(8,096,023)	(9,640,584)

8,258,061	57,164,592
4,887,892	2,377,899

27,992,967	—
2,762,845	—

7,096,736	9,195,187
290,478	101,571

(75,518,300)	(30,720,728)
(3,841,075)	(656,016)

(28,070,396)	37,462,505

98	1,682
—	3,378

98	5,060

(26,772,073)	51,661,497
130,753,616	79,092,119

$103,981,543	$130,753,616

$(233,179)	$(193,001)

23,663,851	16,552,920

1,558,608	11,132,257
5,291,673	—
1,321,591	1,786,025
(14,138,238)	(5,807,351)

(5,966,366)	7,110,931

17,697,485	23,663,851

551,822	204,131

899,933	454,709
521,291	—
53,730	19,657
(708,786)	(126,675)

766,168	347,691

1,317,990	551,822

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights
Selected data for a share of capital stock outstanding throughout each year:

LAZARD EQUITY PORTFOLIO
	Year Ended

Institutional Shares	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of year	$14.40	$11.59	$14.10	$16.72	$21.08

Income (loss) from investment operations:
Net investment income (a)	0.15	0.13	0.11	0.13	0.17
Net realized and unrealized gain (loss)	1.65	2.81	(2.48)	(1.07)	(0.79)

Total from investment operations	1.80	2.94	(2.37)	(0.94)	(0.62)

Less distributions from:
Net investment income	(0.16)	(0.13)	(0.14)	(0.13)	(0.23)
Net realized gains	—	—	—	(1.55)	(3.51)

Total distributions	(0.16)	(0.13)	(0.14)	(1.68)	(3.74)

Redemption fees	— (c)	— (c)	— (c)	—	—

Net asset value, end of year	$16.04	$14.40	$11.59	$14.10	$16.72

Total Return (b)	12.49%	25.37%	(16.84)%	(5.90)%	(2.64)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$116,021	$112,568	$101,891	$141,329	$187,517
Ratios to average net assets:
Net expenses	0.98%	0.98%	0.97%	0.90%	0.86%
Gross expenses	0.98%	0.98%	0.97%	0.90%	0.86%
Net investment income	1.02%	1.00%	0.87%	0.82%	0.85%
Portfolio turnover rate	57%	46%	74%	89%	36%

	Year Ended

Open Shares	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of year	$14.40	$11.58	$14.07	$16.70	$21.05

Income (loss) from investment operations:
Net investment income (a)	0.10	0.08	0.07	0.09	0.12
Net realized and unrealized gain (loss)	1.64	2.82	(2.47)	(1.08)	(0.79)

Total from investment operations	1.74	2.90	(2.40)	(0.99)	(0.67)

Less distributions from:
Net investment income	(0.09)	(0.08)	(0.09)	(0.09)	(0.17)
Net realized gains	—	—	—	(1.55)	(3.51)

Total distributions	(0.09)	(0.08)	(0.09)	(1.64)	(3.68)

Redemption fees	—	— (c)	— (c)	—	—

Net asset value, end of year	$16.05	$14.40	$11.58	$14.07	$16.70

Total Return (b)	12.09%	25.06%	(17.08)%	(6.23)%	(2.91)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$21,093	$21,546	$21,292	$37,082	$62,167
Ratios to average net assets:
Net expenses	1.32%	1.31%	1.28%	1.18%	1.13%
Gross expenses	1.32%	1.31%	1.28%	1.18%	1.13%
Net investment income	0.67%	0.67%	0.55%	0.54%	0.57%
Portfolio turnover rate	57%	46%	74%	89%	36%

(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout the period:

LAZARD U.S. STRATEGIC EQUITY PORTFOLIO

	For the
	Period
	12/30/04* to
Institutional Shares	12/31/04

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (a)	—	(b)
Net realized and unrealized gain	—

Total from investment operations	—

Net asset value, end of period	$10.00

Total Return		0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$400
Ratios to average net assets:
Net expenses (c)		1.25%
Gross expenses (c)	546.34	%(d)
Net investment income (c)		1.92%
Portfolio turnover rate		0%

	For the
	Period
	12/30/04* to
Open Shares	12/31/04

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (a)	—	(b)
Net realized and unrealized gain	—

Total from investment operations	—

Net asset value, end of period	$10.00

Total Return		0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$100
Ratios to average net assets:
Net expenses (c)	1.55
Gross expenses (c)	1,049.82	%(d)
Net investment income (c)		1.62%
Portfolio turnover rate		0%

*	Commencement of operations.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Period of less than one year is not annualized.
(d)	Gross expenses ratio was the result of the Portfolio being in existence for two days during the period ended 12/31/04.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD MID CAP PORTFOLIO
	Year Ended

Institutional Shares	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of year	$11.49	$8.93	$10.64	$11.36	$10.78

Income (loss) from investment operations:
Net investment income (a)	0.03	0.04	0.04	0.07	0.02
Net realized and unrealized gain (loss)	2.83	2.55	(1.57)	1.31	2.20

Total from investment operations	2.86	2.59	(1.53)	1.38	2.22

Less distributions from:
Net investment income	(0.04)	(0.03)	—	(0.07)	(0.03)
Net realized gains	(1.11)	—	(0.18)	(2.03)	(1.61)

Total distributions	(1.15)	(0.03)	(0.18)	(2.10)	(1.64)

Redemption fees	— (c)	—	— (c)	—	—

Net asset value, end of year	$13.20	$11.49	$8.93	$10.64	$11.36

Total Return (b)	24.97%	29.03%	(14.47)%	12.85%	22.44%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$56,431	$39,625	$28,754	$21,729	$15,344
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.13%	1.31%	1.40%	1.71%	1.50%
Net investment income	0.21%	0.42%	0.40%	0.65%	0.20%
Portfolio turnover rate	92%	96%	104%	160%	152%

	Year Ended

Open Shares	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of year	$11.38	$8.84	$10.57	$11.30	$10.74

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.01)	0.01	0.01	0.04	(0.01)
Net realized and unrealized gain (loss)	2.80	2.53	(1.56)	1.30	2.18

Total from investment operations	2.79	2.54	(1.55)	1.34	2.17

Less distributions from:
Net investment income	—	— (c)	—	(0.04)	—
Net realized gains	(1.11)	—	(0.18)	(2.03)	(1.61)

Total distributions	(1.11)	—	(0.18)	(2.07)	(1.61)

Redemption fees	— (c)	— (c)	—	—	—

Net asset value, end of year	$13.06	$11.38	$8.84	$10.57	$11.30

Total Return (b)	24.59%	28.74%	(14.75)%	12.50%	22.00%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$30,412	$14,978	$8,128	$7,584	$6,342
Ratios to average net assets:
Net expenses	1.35%	1.35%	1.35%	1.35%	1.35%
Gross expenses	1.45%	1.69%	1.83%	2.13%	1.91%
Net investment income (loss)	(0.09)%	0.12%	0.09%	0.35%	(0.09)%
Portfolio turnover rate	92%	96%	104%	160%	152%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reim- bursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD SMALL CAP PORTFOLIO
	Year Ended

Institutional Shares	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of year	$19.49	$14.03	$17.70	$18.07	$16.57

Income (loss) from investment operations:
Net investment income (a)	0.01	0.07	0.02	0.08	0.09
Net realized and unrealized gain (loss)	2.93	5.39	(3.18)	3.06	2.45

Total from investment operations	2.94	5.46	(3.16)	3.14	2.54

Less distributions from:
Net investment income	(0.07)	—	—	(0.09)	(0.23)
Net realized gains	(3.52)	—	(0.51)	(3.42)	(0.81)

Total distributions	(3.59)	—	(0.51)	(3.51)	(1.04)

Redemption fees	— (c)	— (c)	— (c)	—	—

Net asset value, end of year	$18.84	$19.49	$14.03	$17.70	$18.07

Total Return (b)	15.28%	38.92%	(17.97)%	18.06%	15.89%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$390,906	$465,876	$388,795	$575,077	$730,179
Ratios to average net assets:
Net expenses	0.86%	0.86%	0.85%	0.83%	0.83%
Gross expenses	0.86%	0.86%	0.85%	0.83%	0.83%
Net investment income	0.07%	0.42%	0.14%	0.41%	0.52%
Portfolio turnover rate	100%	77%	93%	80%	67%

	Year Ended

Open Shares	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of year	$19.44	$14.03	$17.67	$18.04	$16.51

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.05)	0.02	(0.03)	0.02	0.04
Net realized and unrealized gain (loss)	2.91	5.39	(3.17)	3.05	2.45

Total from investment operations	2.86	5.41	(3.20)	3.07	2.49

Less distributions from:
Net investment income	—(c)	—	—	(0.02)	(0.15)
Net realized gains	(3.52)	—	(0.51)	(3.42)	(0.81)

Total distributions	(3.52)	—	(0.51)	(3.44)	(0.96)

Redemption fees	— (c)	— (c)	0.07	—	—

Net asset value, end of year	$18.78	$19.44	$14.03	$17.67	$18.04

Total Return (b)	14.90%	38.56%	(17.82)%	17.69%	15.60%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$50,295	$50,202	$43,110	$69,531	$67,717
Ratios to average net assets:
Net expenses	1.18%	1.19%	1.15%	1.13%	1.12%
Gross expenses	1.18%	1.19%	1.15%	1.13%	1.12%
Net investment income (loss)	(0.25)%	0.11%	(0.17)%	0.12%	0.24%
Portfolio turnover rate	100%	77%	93%	80%	67%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD INTERNATIONAL EQUITY PORTFOLIO
	Year Ended

Institutional Shares	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of year	$11.37	$8.92	$10.01	$13.46	$17.29

Income (loss) from investment operations:
Net investment income (a)	0.18	0.18	0.14	0.11	0.15
Net realized and unrealized gain (loss)	1.60	2.43	(1.18)	(3.45)	(2.01)

Total from investment operations	1.78	2.61	(1.04)	(3.34)	(1.86)

Less distributions from:
Net investment income	(0.24)	(0.16)	(0.05)	— (c)	(0.17)
Net realized gains	—	—	—	(0.11)	(1.80)

Total distributions	(0.24)	(0.16)	(0.05)	(0.11)	(1.97)

Redemption fees	— (c)	— (c)	— (c)	—	—

Net asset value, end of year	$12.91	$11.37	$8.92	$10.01	$13.46

Total Return (b)	16.01%	29.51%	(10.44)%	(24.85)%	(10.55)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$1,509,462	$2,103,600	$1,776,799	$2,224,089	$3,001,933
Ratios to average net assets:
Net expenses	0.90%	0.90%	0.90%	0.90%	0.88%
Gross expenses	0.90%	0.90%	0.90%	0.90%	0.88%
Net investment income	1.51%	1.90%	1.45%	0.95%	0.97%
Portfolio turnover rate	58%	44%	58%	69%	51%

	Year Ended

Open Shares	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of year	$11.37	$8.88	$9.95	$13.41	$17.28

Income (loss) from investment operations:
Net investment income (a)	0.14	0.15	0.11	0.08	0.10
Net realized and unrealized gain (loss)	1.61	2.44	(1.18)	(3.43)	(2.02)

Total from investment operations	1.75	2.59	(1.07)	(3.35)	(1.92)

Less distributions from:
Net investment income	(0.18)	(0.10)	(0.02)	—	(0.15)
Net realized gains	—	—	—	(0.11)	(1.80)

Total distributions	(0.18)	(0.10)	(0.02)	(0.11)	(1.95)

Redemption fees	— (c)	— (c)	0.02	—	—

Net asset value, end of year	$12.94	$11.37	$8.88	$9.95	$13.41

Total Return (b)	15.64%	29.29%	(10.57)%	(25.02)%	(10.95)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$89,742	$105,336	$88,031	$116,466	$147,226
Ratios to average net assets:
Net expenses	1.20%	1.21%	1.21%	1.19%	1.15%
Gross expenses	1.20%	1.21%	1.21%	1.19%	1.15%
Net investment income	1.18%	1.61%	1.14%	0.70%	0.66%
Portfolio turnover rate	58%	44%	58%	69%	51%

(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO
				For the
	Year Ended			Period
				5/31/01* to
Institutional Shares	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$9.80	$7.74	$9.15	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.14	0.18	0.12	0.01
Net realized and unrealized gain (loss)	1.47	2.12	(1.41)	(0.85)

Total from investment operations	1.61	2.30	(1.29)	(0.84)

Less distributions from:
Net investment income	(0.16)	(0.24)	(0.12)	(0.01)

Total distributions	(0.16)	(0.24)	(0.12)	(0.01)

Redemption fees	—	—	—(c)	—

Net asset value, end of period	$11.25	$9.80	$7.74	$9.15

Total Return (b)	16.45%	29.80%	(14.12)%	(8.43)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,455	$9,788	$20,957	$8,580
Ratios to average net assets:
Net expenses (d)	1.15%	1.15%	1.15%	1.15%
Gross expenses (d)	2.13%	1.85%	1.63%	13.75%
Net investment income (d)	1.43%	2.26%	1.41%	0.15%
Portfolio turnover rate	16%	29%	32%	1%

				For the
	Year Ended			Period
				5/31/01* to
Institutional Shares	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of period	$9.82	$7.75	$9.16	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	0.09	0.08	(0.02)
Net realized and unrealized gain (loss)	1.46	2.19	(1.40)	(0.82)

Total from investment operations	1.59	2.28	(1.32)	(0.84)

Less distributions from:
Net investment income	(0.13)	(0.21)	(0.09)	—

Total distributions	(0.13)	(0.21)	(0.09)	—

Redemption fees	— (c)	—	—	—

Net asset value, end of period	$11.28	$9.82	$7.75	$9.16

Total Return (b)	16.17%	29.49%	(14.37)%	(8.40)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,744	$7,279	$2,508	$434
Ratios to average net assets:
Net expenses (d)	1.45%	1.45%	1.45%	1.45%
Gross expenses (d)	2.47%	2.68%	2.79%	47.06%
Net investment income (loss) (d)	1.28%	1.09%	0.93%	(0.31)%
Portfolio turnover rate	16%	29%	32%	1%

*	Commencement of operations.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reim- bursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Period of less than one year is not annualized.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO
	Year Ended

Institutional Shares	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of year	$15.46	$11.07	$11.58	$12.57	$14.12

Income (loss) from investment operations:
Net investment income (a)	0.29	0.27	0.17	0.18	0.16
Net realized and unrealized gain (loss)	4.66	4.39	(0.53)	(1.03)	(0.81)

Total from investment operations	4.95	4.66	(0.36)	(0.85)	(0.65)

Less distributions from:
Net investment income	(0.26)	(0.27)	(0.15)	(0.14)	(0.11)
Net realized gains	(0.91)	—	—	—	(0.79)

Total distributions	(1.17)	(0.27)	(0.15)	(0.14)	(0.90)

Redemption fees	— (c)	— (c)	— (c)	—	—

Net asset value, end of year	$19.24	$15.46	$11.07	$11.58	$12.57

Total Return (b)	32.28%	42.21%	(3.08)%	(6.77)%	(4.44)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$674,066	$644,240	$529,062	$390,278	$341,808
Ratios to average net assets:
Net expenses	0.94%	0.95%	0.96%	0.95%	0.98%
Gross expenses	0.94%	0.95%	0.96%	0.95%	0.98%
Net investment income	1.71%	2.15%	1.45%	1.48%	1.13%
Portfolio turnover rate	39%	18%	25%	17%	43%

	Year Ended

Open Shares	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of year	$15.41	$11.02	$11.53	$12.53	$14.06

Income (loss) from investment operations:
Net investment income (a)	0.23	0.21	0.13	0.11	0.10
Net realized and unrealized gain (loss)	4.64	4.36	(0.54)	(1.03)	(0.80)

Total from investment operations	4.87	4.57	(0.41)	(0.92)	(0.70)

Less distributions from:
Net investment income	(0.18)	(0.20)	(0.10)	(0.08)	(0.04)
Net realized gains	(0.91)	—	—	—	(0.79)

Total distributions	(1.09)	(0.20)	(0.10)	(0.08)	(0.83)

Redemption fees	0.03	0.02	— (c)	—	—

Net asset value, end of year	$19.22	$15.41	$11.02	$11.53	$12.53

Total Return (b)	32.04%	41.71%	(3.55)%	(7.33)%	(4.85)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$49,585	$20,124	$3,019	$3,441	$1,649
Ratios to average net assets:
Net expenses	1.36%	1.43%	1.43%	1.43%	1.43%
Gross expenses	1.36%	1.46%	1.86%	2.03%	2.27%
Net investment income	1.30%	1.59%	1.15%	0.91%	0.68%
Portfolio turnover rate	39%	18%	25%	17%	43%

(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reim- bursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD EMERGING MARKETS PORTFOLIO
	Year Ended

Institutional Shares	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of year	$10.80	$7.11	$7.22	$7.52	$10.70

Income (loss) from investment operations:
Net investment income (a)	0.16	0.17	0.10	0.07	0.06
Net realized and unrealized gain (loss)	3.16	3.69	(0.13)	(0.31)	(3.22)

Total from investment operations	3.32	3.86	(0.03)	(0.24)	(3.16)

Less distributions from:
Net investment income	(0.14)	(0.17)	(0.08)	(0.06)	(0.02)

Total distributions	(0.14)	(0.17)	(0.08)	(0.06)	(0.02)

Redemption fees	— (c)	— (c)	— (c)	—	—

Net asset value, end of year	$13.98	$10.80	$7.11	$7.22	$7.52

Total Return (b)	30.79%	54.45%	(0.37)%	(3.16)%	(29.53)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$771,598	$591,514	$345,176	$308,608	$317,691
Ratios to average net assets:
Net expenses	1.32%	1.29%	1.31%	1.29%	1.26%
Gross expenses	1.32%	1.29%	1.31%	1.29%	1.27%
Net investment income	1.40%	2.06%	1.30%	0.91%	0.62%
Portfolio turnover rate	43%	29%	31%	43%	72%

	Year Ended

Open Shares	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of year	$10.86	$7.13	$7.24	$7.54	$10.74

Income (loss) from investment operations:
Net investment income (a)	0.13	0.15	0.08	0.05	0.03
Net realized and unrealized gain (loss)	3.17	3.70	(0.13)	(0.32)	(3.23)

Total from investment operations	3.30	3.85	(0.05)	(0.27)	(3.20)

Less distributions from:
Net investment income	(0.10)	(0.14)	(0.06)	(0.03)	—

Total distributions	(0.10)	(0.14)	(0.06)	(0.03)	—

Redemption fees	— (c)	0.02	— (c)	—	—

Net asset value, end of year	$14.06	$10.86	$7.13	$7.24	$7.54

Total Return (b)	30.43%	54.29%	(0.65)%	(3.54)%	(29.80)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$30,536	$18,649	$9,140	$6,712	$5,459
Ratios to average net assets:
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Gross expenses	1.71%	1.76%	1.84%	2.00%	1.80%
Net investment income	1.11%	1.82%	1.09%	0.63%	0.30%
Portfolio turnover rate	43%	29%	31%	43%	72%

(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reim- bursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD BOND PORTFOLIO
	Year Ended

Institutional Shares	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of year	$9.82	$9.84	$9.56	$9.37	$9.29

Income (loss) from investment operations:
Net investment income (a)	0.26	0.23	0.41	0.52	0.59
Net realized and unrealized gain (loss)	(0.08)	(0.01)	0.28	0.19	0.08

Total from investment operations	0.18	0.22	0.69	0.71	0.67

Less distributions from:
Net investment income	(0.26)	(0.24)	(0.41)	(0.52)	(0.59)

Total distributions	(0.26)	(0.24)	(0.41)	(0.52)	(0.59)

Redemption fees	—	—	— (c)	—	—

Net asset value, end of year	$9.74	$9.82	$9.84	$9.56	$9.37

Total Return (b)	1.87%	2.21%	7.44%	7.68%	7.53%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$39,211	$44,767	$48,745	$44,013	$54,847
Ratios to average net assets:
Net expenses	0.97%	0.92%	0.98%	0.91%	0.82%
Gross expenses	0.97%	0.92%	0.98%	0.91%	0.82%
Net investment income	2.68%	2.34%	4.30%	5.44%	6.38%
Portfolio turnover rate	218%	583%	391%	238%	355%

(a)	For years ended 12/31/00 through 12/31/03, when the Portfolio held two classes of shares, net investment income had been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (concluded)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD HIGH YIELD PORTFOLIO
	Year Ended

Institutional Shares	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of year	$5.40	$4.72	$5.95	$6.57	$8.77

Income (loss) from investment operations:
Net investment income (a)	0.44	0.43	0.58	0.76	0.96
Net realized and unrealized gain (loss)	0.07	0.69	(1.22)	(0.62)	(2.20)

Total from investment operations	0.51	1.12	(0.64)	0.14	(1.24)

Less distributions from:
Net investment income	(0.44)	(0.44)	(0.59)	(0.76)	(0.96)

Total distributions	(0.44)	(0.44)	(0.59)	(0.76)	(0.96)

Redemption fees	— (c)	— (c)	—	—	—

Net asset value, end of year	$5.47	$5.40	$4.72	$5.95	$6.57

Total Return (b)	9.88%	24.58%	(11.14)%	2.03%	(15.19)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$96,759	$127,765	$78,128	$71,467	$65,752
Ratios to average net assets:
Net expenses	0.55%	0.75%	0.75%	0.75%	0.75%
Gross expenses	0.89%	0.98%	1.08%	1.07%	1.00%
Net investment income	8.11%	8.45%	11.09%	11.85%	12.24%
Portfolio turnover rate	49%	68%	229%	234%	148%

	Year Ended

Open Shares	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of year	$5.42	$4.73	$5.95	$6.57	$8.78

Income (loss) from investment operations:
Net investment income (a)	0.42	0.42	0.55	0.74	0.94
Net realized and unrealized gain (loss)	0.06	0.68	(1.19)	(0.62)	(2.21)

Total from investment operations	0.48	1.10	(0.64)	0.12	(1.27)

Less distributions from:
Net investment income	(0.42)	(0.42)	(0.58)	(0.74)	(0.94)

Total distributions	(0.42)	(0.42)	(0.58)	(0.74)	(0.94)

Redemption fees	—	0.01	— (c)	—	—

Net asset value, end of year	$5.48	$5.42	$4.73	$5.95	$6.57

Total Return (b)	9.33%	24.41%	(11.27)%	1.72%	(15.54)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$7,223	$2,989	$965	$12,249	$13,552
Ratios to average net assets:
Net expenses	0.85%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.67%	2.79%	2.48%	1.46%	1.38%
Net investment income	7.64%	8.16%	9.84%	11.57%	12.10%
Portfolio turnover rate	49%	68%	229%	234%	148%

(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reim- bursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Financial Statements
December 31, 2004

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of ten no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard Equity Portfolio, Lazard U.S. Strategic Equity Portfolio (commenced operations on December 30, 2004), Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio, Lazard Bond Portfolio and Lazard High Yield Portfolio. The Fund offers two different classes of shares of the Portfolios — Institutional Shares and Open Shares (except for Bond Portfolio, which currently offers only Institutional Shares). Bond Portfolio terminated the class of Open Shares on June 8, 2004 by issuing and exchanging Institutional Shares for its outstanding Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. All Portfolios are operated as “diversified” funds, as defined in the Act.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for equity securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are based on the closing market price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price, except as described below.

If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The fair value of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations. Mortgage-backed securities issued by certain government-related organizations are valued using pricing services or brokers’ quotations based on a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in sixty days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined under the supervision of the Board of Directors.

Under these procedures, in the event that Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) and a majority-owned subsidiary of Lazard Frères & Co. LLC (“Lazard”), determines that a significant event has occurred after the close of a market on which a foreign security is traded but before the close of regular trading on the NYSE, such that current market quotations for a security or securities are not readily available, a Valuation Committee of the Investment Manager will evaluate a variety of factors to determine the fair value of the affected securities. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
December 31, 2004

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Securities Lending—The Portfolios may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in State Street Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company (“State Street”). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

At December 31, 2004, the value of the securities on loan and corresponding collateral received were as follows:

	Securities
Portfolio	Loaned	Collateral

Equity(1)	$28,281,163	$28,958,667
Mid Cap(2)	7,047,517	7,216,711
Small Cap(3)	105,308,363	108,035,920
International Equity(4)	397,504,804	417,283,063
International Small Cap(1)	93,011,060	97,693,958
Emerging Markets(1)	57,788,139	59,243,223
Bond(1)	6,139,078	6,355,338
High Yield(1)	25,181,549	25,813,165

(1)	Collateral is cash.
(2)	Collateral is cash, except for $6,832 in U.S. Treasury obligations.
(3)	Collateral is cash, except for $194,964 in U.S. Treasury obligations.
(4)	Collateral is cash, except for $35,196,810 in U.S. Treasury obligations.

In accordance with U.S. generally accepted accounting principles, cash received as collateral for securities lending transactions is included in the respective Portfolio of Investments. The related amount payable upon the return of the securities on loan, where cash is received as collateral, is shown on the respective Statement of Assets and Liabilities.

(e) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. High Yield Portfolio may enter into forward currency contracts for risk management and other purposes. Risk management includes hedging strategies which serve to reduce a Portfolio’s exposure to foreign currency fluctuations. Such exposure may exist during the period that a foreign denominated investment is held, or during the period between the trade date and settlement date of an investment which has been purchased or sold. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain (loss). When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain (loss) is disclosed in the realized or unrealized gain (loss) on foreign currency in the accompanying Statement of Operations of the respective Portfolios.

(f) Forward Commitments—Each Portfolio may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price and yield of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of cash or liquid securities is segregated in an amount at least equal to these commitments.

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
December 31, 2004

(g) Structured Investments—Structured investments’ values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other underlying instruments. These investments may be used to increase or decrease exposure to different underlying instruments, to gain exposure to markets that might be difficult to invest in through conventional securities or for other purposes. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(h) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any realized net capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2004, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2007	Expiring 2008

Bond	$2,033,868	$2,509,149
High Yield	2,516,454	9,656,683

Portfolio	Expiring 2009	Expiring 2010

Equity	$—	$18,177,005
International Equity	52,002,971	401,228,521
International Equity Select	—	89,557
High Yield	20,597,061	22,612,829

Portfolio	Expiring 2011	Expiring 2012

Equity	$1,556,848	$—
International Equity	73,199,015	—
International Equity Select	522,838	—
Bond	—	219,556
High Yield	2,658,732	—

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2004, Bond Portfolio elected to defer net capital and currency losses of $38,825 arising between November 1, 2004 and December 31, 2004.

(i) Dividends and Distributions—The Fund intends to declare dividends from net investment income daily on shares of Bond Portfolio and High Yield Portfolio and to pay such dividends monthly. Dividends from net investment income, if any, on shares of Equity Portfolio, U.S. Strategic Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, International Equity Portfolio, International Equity Select Portfolio, International Small Cap Portfolio and Emerging Markets Portfolio will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts. During the year ended December 31, 2004, International Equity Portfolio processed in-kind redemptions to shareholders which resulted in $47,900,242 of net capital gain, which is attributable to the redeeming shareholders, and not to the Portfolio, for tax purposes, and is included in realized gain (loss) on investments on the Statement of Operations.

The tax character of dividends and distributions paid during the years ended December 31, other than returns of capital, was as follows:

	Ordinary Income		Long-Term Capital Gain

Portfolio	2004	2003	2004	2003

Equity:
Institutional	$1,125,752	$989,652	$—	$—
Open	117,587	129,438	—	—
Mid Cap:
Institutional	1,465,138	84,537	2,874,700	—
Open	743,959	376	1,603,232	—
Small Cap:
Institutional	14,915,561	—	47,920,575	—
Open	1,763,498	—	6,219,261	—
International
Equity:
Institutional	30,925,843	31,748,451	—	—
Open	1,250,602	928,648	—	—
International
Equity Select:
Institutional	146,675	231,523	—	—
Open	75,440	152,039	—	—
International
Small Cap:
Institutional	8,644,321	11,140,643	30,108,832	—
Open	425,918	246,953	2,138,562	—
Emerging
Markets:
Institutional	6,508,946	9,224,674	917,297	—
Open	187,567	208,388	26,434	—
Bond:
Institutional	1,084,733	1,074,171	—	—
Open	92,674	201,584	—	—
High Yield:
Institutional	7,784,628	9,518,725	—	—
Open	311,395	121,859	—	—

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
December 31, 2004

At December 31, 2004, the components of distributable earnings (excluding unrealized appreciation (depreciation)) on a tax basis were as follows:

		Undistributed
	Undistributed	Long-Term
Portfolio	Ordinary Income	Capital Gain

Equity	$85,377	$—
U.S. Strategic Equity	—	—
Mid Cap	1,401,232	665,096
Small Cap	6,533,490	14,126,250
International Equity	30,138,516	—
International Equity Select	1,252	—
International Small Cap	1,689,870	47,466,755
Emerging Markets	—	12,822,145
Bond	—	—
High Yield	66,152	—

(j) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(k) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(l) Redemption Fee—Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by each Portfolio and are included as paid in capital on its Statement of Assets and Liabilities. The fees are also shown on its Statement of Changes in Net Assets.

(m) Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administrative and Distribution Agreements

The Fund has entered into investment management agreements (the “Management Agreements”) with the Investment Manager. Pursuant to the Management Agreements, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. Each Portfolio pays the Investment Manager a management fee, accrued daily and payable monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

Equity	0.75%
U.S. Strategic Equity	0.85
Mid Cap	0.75
Small Cap	0.75
International Equity	0.75
International Equity Select	0.85
International Small Cap	0.75
Emerging Markets	1.00
Bond	0.50
High Yield	0.55

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

	Institutional Shares	Open Shares
	Annual	Annual
Portfolio	Operating Expenses	Operating Expenses

U.S. Strategic Equity	1.25%	1.55%
Mid Cap	1.05	1.35
International Equity Select	1.15	1.45
International Small Cap	N/A	1.43
Emerging Markets	N/A	1.60
Bond	N/A	1.10
High Yield	0.55	0.85

During the period ended December 31, 2004, the Investment Manager waived its management fee/reimbursed the Portfolios for other expenses as follows:

	Institutional Shares	Open Shares
	Amount Waived/	Amount Waived/
Portfolio	Reimbursed	Reimbursed

U.S. Strategic Equity	$5,958	$2,864
Mid Cap	38,301	21,609
International Equity Select	94,427	67,577
Emerging Markets	—	23,400
Bond	—	13,219
High Yield	324,564	33,359

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $37,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
December 31, 2004

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as distributor for shares of each Portfolio and bears the cost of printing and mailing prospectuses to potential investors and of certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the act (the “Plan”), each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

4. Directors’ Compensation

Certain Directors of the Fund are Managing Directors or other employees of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $50,000 per year, plus $2,500 per meeting attended ($1,000 per meeting attended by telephone) for the Fund, Lazard Retirement Series, Inc. and Lazard Global Total Return & Income Fund, Inc. (“LGI”) (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the year ended December 31, 2004 were as follows:

Portfolio	Purchases	Sales

Equity	$72,624,295	$88,553,777
Mid Cap	76,503,840	60,788,222
Small Cap	486,691,699	644,040,893
International Equity	1,039,746,093	1,857,518,429
International Equity Select	2,538,695	4,516,311
International Small Cap	270,040,144	394,585,883
Emerging Markets	280,446,916	281,907,338
Bond(1)	5,588,204	21,607,761
High Yield	46,813,580	100,543,281

(1)	Excludes purchases and sales of U.S. Government securities of $87,374,930 and $80,618,698, respectively.

For the year ended December 31, 2004, brokerage commissions were paid to Lazard for portfolio transactions executed on behalf of the Portfolios were as follows:

Brokerage
Portfolio	Commissions

Small Cap	$850
International Small Cap	386
Emerging Markets	650

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at State Street’s cost of funds plus 0.50%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.09% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the year ended December 31, 2004, Small Cap Portfolio and International Equity Portfolio had borrowings under the Agreement as follows:

		Maximum	Weighted
	Average Daily	Daily Loan	Average
Portfolio	Loan Balance	Outstanding	Interest Rate

Small Cap	$43,084,739	$46,249,178	2.563%
International
Equity	22,337,448	37,039,302	1.523

At December 31, 2004, there were no borrowings outstanding.

7. Foreign Securities Investment Risks

Certain Portfolios invest in securities of foreign entities and securities denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign securities carry special risks, such as expo sure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. To the extent a Portfolio invests in companies in emerging market countries, it is exposed to additional volatility. A Portfolio’s per formance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

8. Reorganization

On July 30, 2004, High Yield Portfolio acquired the net assets of Global High Yield Portfolio pursuant to a plan of reorganization approved by Global High Yield shareholders on July 30, 2004. The acquisition was accomplished by a tax-free exchange of 5,291,673 Institutional Shares (valued at $27,992,967) and 521,291 Open Shares (val-

The Lazard Funds, Inc.
Notes to Financial Statements (concluded)
December 31, 2004

ued at $2,762,845) of High Yield Portfolio for the 3,707,813 Institutional Shares and 363,901 Open Shares of Global High Yield Portfolio outstanding on July 30, 2004. Global High Yield Portfolio’s net assets at that date, including $316,742 of unrealized depreciation and $78,991,740 of accumulated realized net loss, were combined with those of High Yield Portfolio. The aggregate net assets of High Yield Portfolio and Global High Yield Portfolio immediately before the reorganization were $71,269,194 and $30,755,812, respectively. The aggregate net assets of High Yield Portfolio immediately after the reorganization were $102,025,006.

9. Proxy Voting (unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (“SEC”) website at www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

10. Form N-Q (unaudited)

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Lazard Funds, Inc.
Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
The Lazard Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Lazard Funds, Inc. (comprised of Lazard Equity Portfolio, Lazard U.S. Strategic Equity Portfolio (commenced operations December 30, 2004), Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio, Lazard Bond Portfolio and Lazard High Yield Portfolio) as of December 31, 2004 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years in the period then ended, or the period from commencement of operations to December 31, 2004, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Lazard Funds, Inc. as of December 31, 2004, the results of their operations for the year or period then ended and changes in their net assets for each of the two years in the period then ended, or the period from commencement of operations to December 31, 2004 and the financial highlights for the periods presented in conformity with U.S. generally accepted accounting principles.

ANCHIN, BLOCK & ANCHIN LLP
New York, New York
January 28, 2005

The Lazard Funds, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) and Term	Principal Occupation(s) During Past 5 Years
Address(1)	with the Fund(2)	and Other Directorships Held

Non-Interested Directors:

John J. Burke (76)	Director	Lawyer and Private Investor; Director, Lazard Alternative Strategies Fund,
	since May 1991	LLC; Director, Pacific Steel & Recycling; Director, Sletten Construction
Company; Trustee Emeritus, The University of Montana Foundation.

Kenneth S. Davidson (59)	Director	President, Davidson Capital Management Corporation; Trustee, The Juilliard
	since August 1995	School; Chairman of the Board, Bridgehampton Chamber Music Festival;
Trustee, American Friends of the National Gallery/London.

William Katz (50)	Director	Retired President and Chief Executive Officer, BBDO New York, an
	since April 1997	advertising agency; Retired Director, BBDO Worldwide.

Lester Z. Lieberman (74)	Director	Private Investor; Chairman, Healthcare Foundation of NJ; Director, Cives
	since October 1991	Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee,
New Jersey Medical School; Director, Public Health Research Institute;
Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey
Performing Arts Center.

Richard Reiss, Jr. (60)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director, Lazard
	since May 1991	Alternative Strategies Fund, LLC; Director, O’Charley’s, Inc., a restaurant chain.

Robert M. Solmson (57)	Director	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and
	since September 2004	Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan, Inc.;
Former Director, Independent Bank, Memphis.

Interested Directors(3):

Charles Carroll (44)	President and Director	Managing Director and Deputy Chairman, Head of Global Marketing of the
	since June 2004	Investment Manager.

Norman Eig (63)	Chairman of the Board	Senior Adviser of the Investment Manager; Previously Chairman and
	since May 1991	Co-Chief Executive Officer of the Investment Manager and Member of the
Management Committee of Lazard.

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the Lazard Funds (total comprised of 18 investment portfolios). Each Director serves an indefinite term, until his successor is elected, and serves in the same capacity for the other Lazard Funds.
(3)	Mr. Carroll and Mr. Eig are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

The Lazard Funds, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) and Term	Principal Occupation(s) During Past 5 Years
Address(1)	with the Fund(2)

Officers:

Nathan A. Paul (31)	Vice President	Managing Director and General Counsel of the Investment Manager; from
	and Secretary	September 1997 to October 2000, an Associate at Schulte Roth & Zabel
	since April 2002	LLP, a law firm.

Stephen St. Clair (46)	Treasurer	Vice President of the Investment Manager.
since April 2003

Brian D. Simon (42)	Assistant Secretary	Senior Vice President of the Investment Manager; from July 1999 to October
	since November 2002	2002, Vice President, Law & Regulation at J. & W. Seligman & Co.

Cesar A. Trelles (30)	Assistant Treasurer	Fund Administration Manager of the Investment Manager since September
	since December 2004	2004; from August 1998 to August 2004, a manager for Mutual Fund
Finance Group at UBS Global Asset Management.

John Blevins (39)	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Investment
	since September 2004	Manager since 2000; Director of Compliance for North America, Citi Asset
Management Group from November 1999 to July 2000.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds, except that Mr. Paul is not Vice President of LGI.

Tax Information (unaudited)
The Lazard Funds, Inc.
Year Ended December 31, 2004

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2004:

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend which will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The same information will be reported in conjunction with your 2004 1099-DIV.

Portfolio	Percentage

Equity	100.00%
U.S. Strategic Equity	—
Mid Cap	23.52
Small Cap	22.65
International Equity	100.00
International Equity Select	100.00
International Small Cap	89.30
Emerging Markets	100.00
Bond	—
High Yield	2.35
Global High Yield	1.71

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend which will qualify for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Equity	100.00%
U.S. Strategic Equity	—
Mid Cap	20.28
Small Cap	13.54
International Equity	—
International Equity Select	—
International Small Cap	—
Emerging Markets	—
Bond	—
High Yield	2.33
Global High Yield	—

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The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

M F 0 3 1 0 1
The Lazard Funds, Inc.	30 Rockefeller Plaza	Tel 800-823-6300
	New York, NY 10112- 6300	www.LazardNet.com

ITEM 2.  CODE OF ETHICS.

         The Registrant has adopted a code of ethics that applies to the
Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Registrant's Board of Directors (the "Board") has determined that
Lester Z. Lieberman, John J. Burke and Robert M. Solmson, members of the Audit
Committee of the Board, are audit committee financial experts as defined by the
Securities and Exchange Commission (the "SEC"). Mr. Lieberman, Mr. Burke and Mr.
Solmson are "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years
(the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the
Reporting Periods, were $368,700 in 2003 and $332,500 in 2004.

(b) AUDIT-RELATED FEES. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates").

(c) TAX FEES. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $57,200 in 2003 and $61,200 in 2004. These services consisted of (i) review or preparation of
U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in the Reporting Periods for Tax Services by the
Auditor to Service Affiliates.

Certain of such services may not have been pre-approved prior to May 6, 2003, when such services were required to be pre-approved. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(d) ALL OTHER FEES. There were no fees billed in the Reporting Periods by the
Auditor to the Registrant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

There were no fees billed in the Reporting Periods by the Auditor to Service
Affiliates.

(e) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Registrant's Audit
Committee pre-approves the Auditor's engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service
Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.

(f) None.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant for the Reporting Periods were $57,200 in
2003 and $61,200 in 2004. There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. There were no services provided by the Auditor that were approved pursuant to (c)(7)(i)(C) of
Rule 2-01 of Regulation S-X.

(h) AUDITOR INDEPENDENCE. There were no services rendered by the Auditor to
Service Affiliates during the Reporting Periods.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END
MANAGEMENT INVESTMENTCOMPANIES.

         Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

             Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         The Registrant has a Nominating Committee (the "Committee") of the
Board, which is currently comprised of all of the Directors who are not
"interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Registrant. The Committee's function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the
Registrant, 30 Rockefeller Plaza, New York, New York 10112. Nominations may be
submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Registrant's outstanding shares or (b) $500,000 of the Registrant's shares for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the
Nominating Committee Charter, including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interest of the Registrant and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the
Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By       /s/ Charles Carroll
         ---------------------
         Charles Carroll
         Chief Executive Officer

Date    March 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By       /s/ Charles Carroll
         ---------------------
         Charles Carroll
         Chief Executive Officer

Date    March 8, 2005

By       /s/ Stephen St. Clair
         -----------------------
         Stephen St. Clair
         Chief Financial Officer

Date    March 8, 2005